                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              GERALD STEVENS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

(GERALD STEVENS, INC. LOGO)

                                January   , 2000

Dear Stockholder:

     You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Gerald Stevens, Inc. to be held at 10:00 a.m. on Monday, February 14, 2000 at the Sheraton Fort Lauderdale, Airport Hotel, Paramount Ballroom, Fort Lauderdale, Florida.

     The accompanying Notice of Annual Meeting and Proxy Statement describe the specific matters to be acted upon. In addition to these matters, we will report on our progress and provide an opportunity for questions of general interest to our stockholders.

     Whether or not you plan to attend in person, it is important that your shares be represented at the Annual Meeting. PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE. The Board of Directors unanimously recommends that stockholders vote FOR each of the matters on the proxy card. Thank you.

                                          Sincerely,

                                          Steven R. Berrard
                                          Chairman of the Board

(GERALD STEVENS, INC. LOGO)

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The Annual Meeting of Stockholders of Gerald Stevens, Inc. will be held at the Sheraton Fort Lauderdale, Airport Hotel, Paramount Ballroom, Fort Lauderdale, Florida at 10:00 a.m. on Monday, February 14, 2000. At the Annual Meeting, stockholders will vote on the following matters:

     (1) the election of directors;

     (2) the reincorporation of Gerald Stevens, Inc. in the State of Florida;

     (3) the approval and adoption of the Gerald Stevens, Inc. 2000 Stock Option Plan;

     (4) the approval of the selection of our independent accountants for the 2000 fiscal year; and

     (5) any other business that properly comes before the Annual Meeting.

     EVEN IF YOU PLAN TO ATTEND THE MEETING, WE REQUEST YOU TO COMPLETE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE so that your shares will be represented and voted in accordance with your instructions. Of course, if you attend the meeting, you may vote your shares personally, even if you have already returned your signed proxy. You may revoke your proxy at any time before the meeting either in writing or by personal notification.

     Only stockholders of record at the close of business on January 3, 1999 will be entitled to notice of and to vote at the meeting or any adjournments or postponements of the meeting.

                                          By order of the Board of Directors,

                                          Adam D. Phillips
                                          Corporate Secretary

January   , 2000

  301 E. Las Olas Boulevard, Suite 300, Fort Lauderdale, Florida 33301 - Phone
                                 (954) 713-5000

                                PROXY STATEMENT
                               TABLE OF CONTENTS

           Record Date.................................................    1
           Proxy and Voting Procedures.................................    1
           Votes Required..............................................    1
           Solicitation Procedures.....................................    1
Item 1.    Election of Directors.......................................    2
                Nominees...............................................    2
                Board Committees and Meetings..........................    3
                Compensation...........................................    5
                Report of the Compensation Committee on Executive
                Compensation...........................................    7
                Compensation Committee Interlocks and Insider
                Participation..........................................    9
                Performance Comparison.................................   10
                Security Ownership of Management and Others............   11
                Compliance with Section 16(a) of the Exchange Act......   12
           Reincorporation of Gerald Stevens as a Florida
Item 2.    Corporation.................................................   12
                Reason For Proposed Merger.............................   12
                No Change in Name, Business or Physical Location.......   13
                The Subsidiary.........................................   13
                The Plan and Agreement of Merger.......................   13
                Comparison of the Rights of Holders of Our Common Stock
                 and the Surviving Corporation's Common Stock..........   14
                Possible Disadvantages of a Change in Domicile.........   21
                Tax Consequences of the Merger.........................   21
                Stockholder Appraisal Rights...........................   22
                Effective Date.........................................   22
Item 3.    2000 Stock Option Plan......................................   22
                Description of the Plan................................   22
                Federal Income Tax Consequences of the Plan............   24
Item 4.    Selection of Independent Accountants........................   26
Other Matters..........................................................   26
           Proposals for 2001 Annual Meeting...........................   26

Appendix A -- Form of Plan and Agreement of Merger.....................  A-1
Appendix B -- Charter of Florida Subsidiary............................  B-1
Appendix C -- Gerald Stevens, Inc. 2000 Stock Option Plan..............  C-1

                                PROXY STATEMENT

     The Annual Meeting of Stockholders of Gerald Stevens, Inc. will be held on February 14, 2000. We are furnishing this Proxy Statement in connection with the solicitation of proxies to be used at the Annual Meeting and any adjournments. Our mailing address is 301 East Las Olas Blvd., Fort Lauderdale, Florida 33301. We mailed this Proxy Statement and the enclosed proxy to our stockholders
beginning on January   , 2000.

RECORD DATE

     Only stockholders of record at the close of business on January 3, 2000 are entitled to vote at the Annual Meeting and any adjournments. On the record date,
we had                shares of common stock outstanding. The common stock is
our only outstanding class of voting securities.

PROXY AND VOTING PROCEDURES

     The enclosed proxy relates to all of the shares of our common stock that the stockholder is entitled to vote on the close of business on January 3, 2000.

     The proxy enables a stockholder to vote on the proposals covered by this Proxy Statement. The shares represented by each valid proxy received in a timely manner will be voted in accordance with the choices indicated on the proxy. The stockholder may revoke the proxy by written notice to Gerald Stevens, Inc. at any time before the Annual Meeting, or at the Annual Meeting before it is voted. A valid proxy will be voted FOR each of the proposals unless otherwise indicated on the proxy.

VOTES REQUIRED

     Under Delaware law, the election of directors requires the affirmative vote of a plurality of the votes present at the Annual Meeting in person or by proxy and entitled to vote. Under our bylaws, the approval of the other matters to be voted on at the Annual Meeting requires the affirmative vote of a majority of the votes cast on each such matter at the Annual Meeting, except for the approval of the Plan and Agreement of Merger which requires the affirmative vote of the holders of a majority of all outstanding shares of our common stock entitled to vote on the merger. Shares abstaining or withheld from voting, as well as "non-votes," are counted as shares represented at the Annual Meeting in order to determine a quorum. Such shares and non-votes are not voted for the election of directors or for the other matters presented at the Annual Meeting. As such, absentions and votes withheld, as well as "non-votes," have no effect on the vote with respect to the election of directors or other matters presented at the meeting, except for the reincorporation matter where they will have the effect of a vote against the reincorporation.

SOLICITATION PROCEDURES

     Proxies will be solicited primarily by mail; however, our employees may also solicit proxies in person or otherwise. We will not pay employees for these services. We are requesting certain holders of record, including brokers, custodians and nominees, to distribute proxy materials to beneficial owners and to obtain the beneficial owners' instructions concerning the voting of proxies. We will pay all costs of the proxy solicitation, and will reimburse brokers and other persons for the expenses they incur in sending proxy materials to beneficial owners.

ITEM 1. ELECTION OF DIRECTORS

     The nominees for our Board of Directors and their biographies are set forth below. It is anticipated that all nominees will be candidates when the election is held. If for any reason any nominee is not a candidate at that time, proxies will be voted for any substitute nominee that our board of directors designates (except where a proxy withholds authority with respect to the election of directors).

NOMINEES

     STEVEN R. BERRARD has served as a member of our board of directors since April 1999, and as Chairman of the Board since October 1999. In 1997, Mr. Berrard co-founded, with Mr. Byrne, New River Capital Partners, a private equity firm with an investment strategy focused on branded specialty retail, e-commerce and education, and he controls New River Capital's managing general partner. Mr. Berrard served as Co-Chief Executive Officer of AutoNation, Inc. from October 1996 until September 1999. During his tenure, AutoNation became the world's largest automotive retailer with over 380 dealerships throughout the United States and also owned and operated the Alamo Rent-A-Car, National Car Rental System and CarTemps USA auto rental businesses. From September 1994 through March 1996, Mr. Berrard served as President and Chief Executive Officer of Blockbuster Entertainment Group, a division of Viacom, Inc. and the world's largest video store operator. From January 1993 to September 1994, Mr. Berrard served as President and Chief Operating Officer of Blockbuster. Mr. Berrard joined Blockbuster in June 1987 as Senior Vice President, Treasurer and Chief Financial Officer, and he became a director of Blockbuster in May 1989. In addition, Mr. Berrard served as President and Chief Executive Officer and as a director of Spelling Entertainment Group Inc., a televised and filmed entertainment producer and distributor, from March 1993 through March 1996, and served as a director of Viacom from September 1994 until March 1996. Mr. Berrard serves as a director of Boca Resorts, Inc., which owns and operates luxury resorts, arena and entertainment facilities and a professional sports franchise.

     GERALD R. GEDDIS has served as a member of our board of directors and as our Chief Executive Officer and President since April 1999. He co-founded Gerald Stevens Retail with Mr. Berrard in May 1998 and served as its Chief Executive Officer and President until its merger with us on April 30, 1999. From 1988 to 1996, Mr. Geddis served in various executive positions at Blockbuster. He served Blockbuster as President from 1995 to 1996 and as Chief Operating Officer in 1996. During his tenure at Blockbuster, Mr. Geddis was involved in all facets of the company's operations, including worldwide store operations, merchandising, marketing and training. For the 17 years prior to 1988, Mr. Geddis served in various positions with Tandy Corporation, the owner and operator of Radio Shack stores.

     ROBERT L. JOHNSON has served as a member of our board of directors since October 1999. In 1980, Mr. Johnson founded BET Holdings, Inc., a diversified media holding company that owns Black Entertainment Television. He has served as BET's Chairman and Chief Executive Officer since March 1996, and prior to that, also as its President. Mr. Johnson is also Chairman and President of District Cablevision, Inc., a cable operator in the District of Columbia. He serves as a director of U.S. Airways Group, Inc., Hilton Hotels Corp. and General Mills, Inc.

     RUTH M. OWADES has served as a member of our board of directors since August 1999 following our acquisition of Calyx & Corolla, Inc. Ms. Owades founded Calyx & Corolla in 1988 and has served as its Chief Executive Officer since that time. Ms. Owades serves as a director of Providian Financial Corp. and J. Jill Group, Inc.

     ADAM D. PHILLIPS, has served as a member of our board of directors since October 1999, and as our Senior Vice President, Chief Administrative Officer, and Secretary since April 1999. Mr. Phillips also served as our General Counsel from April 1999 until November 1999. From July 1998 until April 1999, Mr. Phillips was Senior Vice President of Gerald Stevens Retail. From January 1998 until July 1998, Mr. Phillips was a shareholder of the law firm of Akerman, Senterfitt & Eidson, P.A. in Fort Lauderdale, Florida. From 1993 through 1997, Mr. Phillips served in various capacities at Blockbuster, having most recently served as Executive Vice President, Chief Administrative Officer and General Counsel in 1996 and 1997. While at Blockbuster, Mr. Phillips was responsible for the company's legal, human resources and communications departments. Prior to joining Blockbuster, Mr. Phillips was associated with the law firm of Kirkland & Ellis in Chicago, Illinois.

     KENNETH G. PUTTICK has served as a member of our board of directors since January 1995. Mr. Puttick is President and owner of Tiffany Scott Cadillac in Vero Beach, Florida. Mr. Puttick has been in the automobile dealership business since 1968. Mr. Puttick also has owned and operated several retail and real estate businesses.

     KENNETH ROYER has served as a member of our board of directors since April 1999. Prior to joining Gerald Stevens Retail in October 1998, Mr. Royer was a consultant in the floral industry. For over 40 years, Mr. Royer was Chairman of the Board of Directors of Royer's Flowers, a privately owned floral retailer. Founded in 1945, Royer's Flowers, by 1998, had become one of the five largest florists in the United States with 35 locations in central Pennsylvania. Mr. Royer has served as Chairman of the Retail Council of the Society of American Florists, and also has served as director of the Society of American Florists. Mr. Royer also has served as Chairman of the American Florists Marketing Council and recently completed a term as Treasurer of the American Florists Endowment. A regular speaker at national florist conventions, Mr. Royer writes a regular column for The Florist Review entitled "Royer on Retailing" and in 1998 authored a book on the floral industry entitled Retailing Flowers Profitably.

     ANDREW W. WILLIAMS has served as a member of our board of directors since December 1988. Mr. Williams served as Chairman of the Board of Directors from November 1992 until April 1999 and as Chief Executive Officer from September 1994 until April 1999. Since 1978, Mr. Williams has been a certified public accountant practicing principally in Vero Beach, Florida. He has served as President and Director of Confidential Investment Services, Inc., a privately owned investment company, since April 1999.

BOARD COMMITTEES AND MEETINGS

     The Board of Directors has established an Audit Committee, Compensation Committee and Executive Committee. The Board of Directors has not established a Nominating Committee.

     The functions of the Audit Committee are to:

     - review the qualifications and independence of the independent auditors;

     - recommend the appointment of the independent auditors;

     - review the scope of the annual audit and the annual audit process;

     - review the annual audited and unaudited quarterly financial statements;
       and

     - report the activities of the audit committee to the board of directors.

     Prior to April 30, 1999, the Audit Committee members were William E. Mercer, S. Oden Howell, Jr. and Mr. Puttick. From May 1, 1999 through October 18, 1999, the Audit Committee members were Messrs. Puttick and Royer. Since October 18, 1999, the Audit Committee members have been Messrs. Williams, Puttick and Johnson. The Audit Committee met once during the 1999 fiscal year.

     The functions of the Compensation Committee are to review the compensation of officers and other management personnel and to make recommendations concerning such compensation. The Compensation Committee also administers our stock incentive plans, determining the recipients and terms of stock incentives, and administers some of our employee benefit plans. Prior to April 30, 1999, the Compensation Committee members were Messrs. Howell, Puttick and Mercer. From May 1, 1999 through October 18, 1999, the Compensation Committee members were Messrs. Puttick and Royer. Since October 18, 1999, the Compensation Committee members have been Messrs. Johnson (Chair) and Royer and Thomas C. Byrne. The Compensation Committee met once during the 1999 fiscal year.

     The Board of Directors formed the Executive Committee on October 18, 1999. The functions of the Executive Committee are to exercise all powers and authority of the entire Board of Directors to the extent not restricted by Delaware law or by our charter or bylaws, except that the Executive Committee may not (1) declare a dividend, (2) authorize the issuance of stock with a market value greater than $10 million in any single transaction or series of related transactions, or (3) appoint executive officers with a position of Senior Vice President or more senior authority. The members of the Executive Committee are Steven R. Berrard, Gerald R. Geddis and Adam D. Phillips.

     The Board of Directors held six meetings, and took actions by written consent on eight occasions, in our 1999 fiscal year. Each current director attended 75% or more of the 1999 fiscal year meetings of the Board and the Board committees on which he or she served.

COMPENSATION

     Summary Compensation Table. The following Summary Compensation Table contains information concerning the compensation of (a) Andrew W. Williams, who served as Chief Executive Officer through April 30, 1999; (b) Gerald R. Geddis, who has served as Chief Executive Officer since April 30, 1999; and (c) our other three executive officers who were serving as such at the end of our 1999 fiscal year. Information that is not applicable or not required under the rules of the Securities and Exchange Commission ("SEC") has been omitted from the Summary Compensation Table.

ANNUAL COMPENSATION                                                                     LONG-TERM COMPENSATION
---------------------------------------------------------------------------------    ----------------------------
                                                                                     NO. OF SHARES
                                                                        OTHER         UNDERLYING         ALL
                                    FISCAL                              ANNUAL          OPTIONS         OTHER
NAME AND PRINCIPAL POSITION          YEAR      SALARY      BONUS     COMPENSATION       GRANTED      COMPENSATION
---------------------------         ------    --------    -------    ------------    -------------   ------------
Gerald R. Geddis(a)                  1999     $ 50,000    $     0       $    0                0       $       0
  President, Chief                   1998           --         --           --               --              --
  Executive Officer                  1997           --         --           --               --              --
  and Director
Andrew W. Williams(b)                1999       81,729     53,818        3,200(d)             0           2,042(e)
  Director and Former                1998      127,042     20,000        4,800(d)             0           2,042(e)
  Chief Executive Officer            1997      105,241     67,500        4,800(d)       150,000           2,856(e)
Albert J. Detz(c)                    1999       33,333          0            0                0               0
  Senior Vice President              1998           --         --           --               --              --
  and Chief Financial                1997           --         --           --               --              --
  Officer
Steven J. Nevill(c)                  1999       50,000     25,000            0                0          29,983(f)
  Senior Vice President              1998           --         --           --               --              --
  and Chief Information              1997           --         --           --               --              --
  Officer
Adam D. Phillips(c)                  1999       33,333          0            0                0               0
  Senior Vice President,             1998           --         --           --               --              --
  Chief Administrative               1997           --         --           --               --              --
  Officer, Secretary and
  Director

---------------

(a) Mr. Geddis became President and Chief Executive Officer on April 30, 1999 upon completion of the merger with Gerald Stevens Retail. No information is provided for periods prior to April 30, 1999, because Mr. Geddis was not employed by Gerald Stevens prior to such date.
(b) Mr. Williams served as President and Chief Executive Officer through April 30, 1999.
(c) Messrs. Detz, Nevill and Phillips became executive officers on April 30, 1999. No information is provided for periods prior to April 30, 1999, because Messrs. Detz, Nevill and Phillips were not employed by Gerald Stevens prior to such date.
(d) Represents payments made for a company-provided vehicle.
(e) Represents company-matching contributions under a 401(k) plan.
(f) Represents reimbursement of moving expenses in connection with the hiring of Mr. Nevill.

     Stock Options. We granted no options to the executive officers named in the Summary Compensation Table in our 1999 fiscal year.

     The following table contains information concerning stock options exercised in the 1999 fiscal year, including the "value realized" upon exercise (the difference between the total purchase price of the options exercised and the market value, on the date of exercise, of the shares acquired), and the value of unexercised "in-the-money" options held on August 31, 1999 (the difference between the aggregate purchase price of all such options held and the market value of the shares covered by such options on August 31, 1999).

                                             OPTION EXERCISES IN FY 1999 AND OPTION VALUES AT 8/31/99
                        ---------------------------------------------------------------------------------------------------
                                                            NO. OF SHARES UNDERLYING
                        NO. OF SHARES                             UNEXERCISED             VALUE OF UNEXERCISED IN-THE-MONEY
                         ACQUIRED ON                           OPTIONS ON 8/31/99                OPTIONS ON 8/31/99
NAME                      EXERCISE      VALUE REALIZED     EXERCISABLE/UNEXERCISABLE          EXERCISABLE/UNEXERCISABLE
----                    -------------   --------------   ------------------------------   ---------------------------------
Gerald R. Geddis......           0        $        0           0/13,500                         0/$1$11,125
Andrew W. Williams....     150,000         1,532,475           175,000/0                        1,389,750/0
Albert J. Detz........           0                 0         8,437/72,563                     93,073/593,178
Steven J. Nevill......           0                 0           0/54,000                          0/369,500
Adam D. Phillips......           0                 0         8,437/113,063                    93,073/814,053

     Management Incentive Stock Plan. Our board of directors adopted the Management Incentive Stock Plan on October 26, 1995. The stockholders approved this plan on January 30, 1996. Under the Management Incentive Stock Plan, we may periodically grant employees market-based awards, including nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock and performance share awards. We grant these awards to those individuals whose judgment, initiative and efforts contribute to our success. Each individual award is established by an award agreement with the participant that sets forth the terms and conditions applicable to the award. The exercise price of an option is determined at the time of grant. The exercise price may not be less than the fair market value of the shares of our common stock subject to the award on the date of grant.

     We did not grant options to any executive officer during our fiscal year ended August 31, 1999. On December 13, 1999, 389,355 shares of our common stock subject to options under the Management Incentive Stock Plan were outstanding. Also on such date, 1,584,206 shares of our common stock subject to options assumed in connection with acquisitions, 180,000 shares of our common stock subject to options granted under our former Nonemployee Directors Plan and 30,000 shares of our common stock subject to non-plan options were outstanding.

     We have no long-term incentive plan, pension plan or other plan as defined by the rules and regulations of the Securities and Exchange Commission except for the Management Incentive Stock Plan.

     Employment Agreements. We have employment agreements with each of our executive officers. Each agreement provides that the executive officer will receive an annual base salary of $150,000. In addition, each executive officer will be eligible for an annual bonus of up to 20% of base salary, based on the achievement of certain corporate goals and objectives. If any executive officer is terminated "without cause" or if the executive officer elects to terminate employment for "good reason," in each case as defined in the employment agreement, then the executive officer will be entitled to continue to receive the base salary and bonus through the end of the employment term, and all unvested stock options will automatically vest on the date of termination and will be exercisable in full. In addition, following a change of control, all unvested stock options held by Messrs. Detz and Phillips will automatically vest and will be exercisable in full. Each of our executive officers is also subject to confidentiality obligations as well as to non-compete and non-solicitation covenants during the term of employment and for two years thereafter. The employment agreements with Messrs. Geddis, Detz and Phillips terminate on December 31, 2000, the employment agreement with Mr. Nevill terminates on February 2, 2001, and the employment agreement with Eleanor Marcus Callison terminates on September 27, 2001.

     We also have an employment agreement with Ms. Owades on substantially the same terms as those described above except that the annual base salary is $185,000. Ms. Owades' employment agreement terminates on July 30, 2001.

     Directors' Compensation. For his services as a director, Mr. Johnson receives (a) an annual retainer of $20,000; (b) an additional $1,000 for each board meeting in excess of four meetings per year; (c) $750 for each committee meeting attended (except that he will receive $1,000 per meeting for any committee on which he serves as Chairman); and (d) an annual grant of options to purchase up to 2,500 shares of common stock at the fair market value of the stock on the date of grant. Each nonemployee director receives the same annual grant of options as Mr. Johnson receives but no other compensation.

     Nonemployee directors are reimbursed for expenses they incur in attending board of directors and committee meetings.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee approves compensation actions with respect to our executive officers (including the Chief Executive Officer), other officers who report to the Chief Executive Officer, and other key employees. The Compensation Committee is composed of directors who are not employees of Gerald Stevens and who have no consulting arrangements or significant contractual or other relationships with Gerald Stevens.

     This Report describes our performance-based compensation philosophy and executive compensation program, as approved by the Compensation Committee. In particular, it discusses the compensation decisions and recommendations made by the Compensation Committee in the 1999 fiscal year regarding Mr. Williams, our Chief Executive Officer through April 30, 1999, Mr. Geddis, our President and Chief Executive Officer since April 30, 1999, and the other executive officers named in the Summary Compensation Table.

     Executive Compensation Philosophy and Program Components. Our executive compensation program is structured for us to compete effectively with other firms in attracting, motivating and retaining executives of the caliber needed to ensure our growth and profitability. The components of this program consist of base salary and annual bonus (both paid in cash) and stock options. These compensation components are intended to (1) stimulate performance that benefits our stockholders by increasing stockholder value, (2) reward such performance with competitive levels of compensation, and (3) employ and retain key executives. We compare our executive officer compensation to other specialty retail companies, particularly those of similar size.

     The following sections of this Report describe the compensation program for executive officers in effect in our 1999 fiscal year and the manner in which the Compensation Committee and the Board reached their determinations as to performance-based compensation.

     Base Salary. Salaries of executive officers are generally eligible for review once each year. All of our current executive officers started working for Gerald Stevens or Gerald Stevens Retail during or shortly before our 1999 fiscal year. As a result, no salary increases were given to the current executive officers during the 1999 fiscal year. Mr. Williams base salary was increased in the 1999 fiscal year, as described under "Compensation of the Chief Executive Officers" below. We compensate our executive officers in accordance with their employment agreements that were originally entered into with Gerald Stevens Retail. Under these agreements, each executive officer's annual base salary is $150,000. Gerald Stevens Retail paid its executive officers annual base salaries of no greater than $150,000, which it determined to be an appropriate salary for executive officers of a "start-up" company. Notwithstanding these agreements, in consideration for the opportunity to make investments in Gerald Stevens Retail in 1998, Messrs. Detz and Phillips agreed with Gerald Stevens Retail to be paid an annual base salary of $100,000 until December 31, 1999, which agreements were assumed by Gerald Stevens.

     Annual Bonuses. We have established an annual bonus program under which each of the executive officers may receive a cash bonus of up to 20% of such individual's base salary, based on Gerald Stevens' financial performance and the individual's performance. Bonuses in excess of 20% of salary may be paid to reward exceptional performance. Since all of our current executive officers started working for Gerald Stevens or Gerald Stevens Retail in or shortly prior to the 1999 fiscal year, we awarded no bonuses to the current executive officers (other than Mr. Nevill) under our annual bonus program in the 1999 fiscal year. Mr. Nevill's bonus was $25,000 and was determined based on Mr. Nevill's individual performance. Mr. Williams received a bonus of $53,818 in the 1999 fiscal year, as described under "Compensation of the Chief Executive Officers" below.

     Stock Options. All stock options granted to executive and other officers become exercisable in four equal annual installments beginning one year after the date of the grant. The number of options granted to an individual generally is based on the individual's position and ability to affect our performance. Since we assumed options that Gerald Stevens Retail granted to each of our current executive officers in connection with the merger transaction with Gerald Stevens Retail in April 1999, we did not grant any options to our current executive officers in the 1999 fiscal year.

     Compensation of the Chief Executive Officers. Prior to the merger transaction with Gerald Stevens Retail in April 1999, Mr. Williams served as our Chief Executive Officer. We paid Mr. Williams an annual base salary commensurate with salaries of chief executive officers of companies with a similar market capitalization, as determined by an independent compensation consulting firm. This consulting firm also developed an annual bonus plan designed to provide our executive officers with bonuses appropriate for a company with our market capitalization. The plan, which is no longer in effect, determined the amount of the bonuses by a formula based on return on equity. As a result of our financial performance in the 1998 fiscal year and the beginning of the 1999 fiscal year, we paid Mr. Williams bonuses totaling $53,818 in the 1999 fiscal year. We granted no options to Mr. Williams in the 1999 fiscal year.

     We compensate Mr. Geddis in accordance with his employment agreement that was originally entered into with Gerald Stevens Retail. Under this agreement, Mr. Geddis is paid an annual base salary of $150,000. Gerald Stevens Retail paid its executive officers annual base salaries of no greater than $150,000, which it determined to be an appropriate salary for a chief executive officer of a "start-up" floral and gift company. Like our other executive officers, Mr. Geddis may receive a cash bonus of up to 20% of his base salary, based on Gerald Stevens' financial performance and his personal performance. A bonus in excess of 20% of salary may be paid to reward exceptional performance. As stated above, no bonuses were paid under the annual bonus program in the 1999 fiscal year, and no options were granted to our executive officers in the 1999 fiscal year.

     Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code prohibits us from deducting annual compensation in excess of $1 million paid to the executive officers named in the Summary Compensation Table of the Proxy Statement, unless such compensation is performance-based and satisfies certain other conditions. It is the Committee's view that:

     1. Base salaries and annual bonuses awarded under our annual bonus program do not qualify as performance-based compensation and are therefore not expected to be deductible.

     2. Amounts that are reportable as ordinary income by an executive under our stock option plans do qualify as performance-based compensation and are therefore expected to be fully deductible.

                                          COMPENSATION COMMITTEE

                                          Robert L. Johnson (Chair)
                                          Thomas C. Byrne
                                          Kenneth Royer

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Howell, Puttick, Mercer and Royer served as members of the Compensation Committee during the 1999 fiscal year. In connection with our acquisition of Royer's Flower Shops, we assumed five leases that were entered into in July 1994 between Royer's Flower Shops, as tenant, and Kenneth Royer and his spouse, as landlord. The leases are for retail flower shops we own and operate in central Pennsylvania. The aggregate annual rent payable by us to Mr. and Mrs. Royer for the leases is approximately $260,000. We believe that each of the leases is on terms no less favorable than could be obtained from third parties for comparable retail space in the same markets.

PERFORMANCE COMPARISON

     The following graph and table compare the cumulative total stockholder return on our common stock from August 31, 1994 through August 31, 1999 with the Standard & Poor's SmallCap 600 Stock Index and the Specialty Retail SmallCap Index (neither of which include Gerald Stevens, Inc.), using data supplied by the Compustat Services unit of Standard & Poor's Corporation. Until April 30, 1999, our company was known as Florafax International, Inc. and our common stock traded on the Nasdaq Small Cap Market under the symbol "FIIF." The comparisons reflected in the graph and table are not intended to forecast the future performance of our common stock and may not be indicative of such future performance. The graph and table assume an investment of $100 in our common stock and each index on August 31, 1994, as well as the reinvestment of dividends.
Performance Graph

                                                                             S&P SMALLCAP 600 STOCK     SPECIALTY RETAIL SMALLCAP
                                                  GERALD STEVENS, INC.                INDEX                       INDEX
                                                  --------------------       ----------------------     -------------------------
1994                                                      100.00                     100.00                      100.00
1995                                                      240.82                     122.41                       71.87
1996                                                      828.98                     138.67                       67.69
1997                                                     1402.86                     185.97                       78.74
1998                                                     1887.76                     151.94                       74.32
1999                                                     4795.92                     188.72                       83.10

SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

     The following table sets forth the shares of our common stock beneficially owned, directly or indirectly, on December 1, 1999, by (1) each person that we know to beneficially own more than 5% of our outstanding common stock, (2) each current director and nominee, (3) each of the executive officers named in the Summary Compensation Table and (4) all directors, nominees and executive officers as a group. The table also includes shares that the individuals have the right to acquire within 60 days pursuant to outstanding options. Unless otherwise indicated, the address of each party is 301 East Las Olas Boulevard, Suite 300, Fort Lauderdale, Florida 33301, our principal business address.

                                                              SHARES OF COMMON STOCK
BENEFICIAL OWNER                                                BENEFICIALLY OWNED     PERCENT
----------------                                              ----------------------   -------
New River Capital Partners, L.P.............................         7,977,104           17.8%
  100 S.E. Third Avenue
  Ft. Lauderdale, Florida 33394
Gerald R. Geddis(1).........................................         3,455,380            7.7%
Albert J. Detz(2)...........................................           354,375              *
Steven J. Nevill(3).........................................            13,500              *
Adam D. Phillips(4).........................................           502,625            1.1%
Steven R. Berrard(5)........................................         7,977,104           17.8%
Thomas C. Byrne(1)(6).......................................           193,893              *
Robert L. Johnson...........................................                 0              *
Ruth M. Owades(7)...........................................           361,474              *
Kenneth G. Puttick(8).......................................         1,155,000            2.6%
Kenneth Royer(9)............................................            51,997              *
Andrew W. Williams(10)......................................         1,056,559            2.4%
All Directors and Executive Officers as a Group (11)........        15,215,151           33.8%

---------------

      * Indicates less than 1%

 (1) Includes 3,375 shares of our common stock subject to options that are exercisable within 60 days.
 (2) Includes 20,250 shares of our common stock subject to options that are exercisable within 60 days.
 (3) Consists of 13,500 shares of our common stock subject to options that are exercisable within 60 days.
 (4) Includes 30,375 shares of our common stock subject to options that are exercisable within 60 days. Mr. Phillips owns his shares of common stock jointly with his wife.
 (5) The aggregate amount of our common stock deemed beneficially owned by Mr. Berrard consists of the 7,977,104 shares owned by New River Capital Partners. Mr. Berrard controls and beneficially owns his interests in New River Capital Partners indirectly through other entities.
 (6) The aggregate amount of our common stock deemed beneficially owned by Mr. Byrne consists of 190,518 shares owned directly by him, but does not include any shares owned by New River Capital Partners. Mr. Byrne has a non-controlling interest in New River Capital Partners.
 (7) Includes 8,500 shares of our common stock that Ms. Owades owns jointly with her husband and 7,340 shares of our common stock subject to options owned by her husband that are exercisable within 60 days.
 (8) Includes 637,000 shares held by Puttick Enterprises, of which Mr. Puttick is President, director and owner. Includes 60,000 shares of our common stock subject to options that are exercisable within 60 days.
 (9) Includes 4,966 shares of our common stock subject to options that are exercisable within 60 days.

(10) Includes 383,453 shares of our common stock that Mr. Williams owns jointly with his wife; 85,883 shares of our common stock held for the benefit of Mr. Williams' children; 39,285 shares of our common stock owned by Mr. Williams' wife; 2,160 shares of our common stock owned by Mr. Williams' son; 47,378 shares of our common stock owned by Equity Resource Group of Indian River County, Inc., of which Mr. Williams is president, director and majority owner; and 77,000 shares of our common stock owned by Confidential Investment Services, Inc., of which Mr. Williams is sole owner. Also includes 25,000 shares of our common stock subject to options that are exercisable within 60 days.
(11) Includes 168,181 shares of our common stock subject to options that are exercisable within 60 days.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Under Section 16 of the Securities Exchange Act of 1934, our directors, certain officers, and beneficial owners of more than 10% of our outstanding common stock are required to file reports with the SEC concerning their ownership of and transactions in our common stock; such persons are also required to furnish us with copies of such reports. Based solely upon the reports and related information furnished to us, we believe that all such filing requirements were complied with in a timely manner during and with respect to our 1999 fiscal year.

ITEM 2. REINCORPORATION OF GERALD STEVENS AS A FLORIDA CORPORATION

     At the Annual Meeting, stockholders will be asked to vote upon the reincorporation of Gerald Stevens, Inc., which presently is a Delaware corporation, as a Florida corporation. Effective January 1, 2000, the Board of Directors approved a Plan and Agreement of Merger by which Gerald Stevens, Inc. will be merged into a wholly owned subsidiary organized under Florida law, with the subsidiary becoming the surviving corporation. Stockholders are being requested to consider and approve the Plan and Agreement of Merger, which is attached as Appendix "A." We have summarized the Plan and Agreement of Merger below. This summary may not be complete and is subject to and qualified in its entirety by reference to the text of the Plan and Agreement of Merger itself. The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote is necessary for approval of the Plan and Agreement of Merger.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO REINCORPORATE FROM DELAWARE TO FLORIDA IN ACCORDANCE WITH THE PLAN AND AGREEMENT OF MERGER.

REASON FOR PROPOSED REINCORPORATION IN FLORIDA

     We are requesting stockholder approval of the Plan and Agreement of Merger to effect the change of the state of incorporation of Gerald Stevens, Inc. from Delaware to Florida. The primary reason for the change in the state of incorporation is to achieve cost savings. Corporations organized under the Delaware General Corporation Law ("DGCL") are required to pay a franchise tax to the State of Delaware. The annual franchise tax payable by Gerald Stevens to Delaware for 2000, absent the change of domicile, would be approximately $150,000. By contrast, corporations organized under the Florida Business Corporation Act ("FBCA") do not pay annual franchise taxes to the State of Florida but instead pay a nominal fee of $200 in connection with the filing of annual reports.

     If the Plan and Agreement of Merger is approved and Gerald Stevens, Inc. is merged with and into the Florida subsidiary, we will be required to pay the pro-rata portion of the 2000 Delaware franchise tax applicable to the portion of 2000 in which Gerald Stevens existed as a Delaware corporation. We also will incur one-time costs, which costs are not expected to be material.

     In addition to the proposed cost savings, we believe reincorporation from Delaware to Florida is consistent with our philosophy of maintaining a positive corporate presence in Florida. We maintain our principal executive and administrative offices in Fort Lauderdale, Florida, and maintain the offices and retail locations of several of our principal operating subsidiaries throughout Florida.

     We believe that the FBCA will meet our business needs, and that the DGCL does not offer corporate law advantages sufficient to warrant payment of the franchise tax burden that results from maintaining a Delaware domicile. The FBCA is a modern, comprehensive and flexible statute based on the Revised Model Business Corporation Act. In all material respects, it provides the flexibility in management of a corporation and in the conduct of various business transactions that is characteristic of the DGCL.

NO CHANGE IN NAME, BUSINESS OR PHYSICAL LOCATION

     The proposed merger will effect a change in the legal domicile of Gerald Stevens, Inc. and other changes of a legal nature, the most significant of which are described below. However, the merger will not result in any change in our name, business, management, location of our principal executive offices, assets, liabilities or net worth (other than as a result of the costs incident to the merger, which are immaterial). Our employee benefit plans will be continued after the merger by the surviving corporation upon their existing terms and conditions. Our management, including all directors and officers, will remain the same after the merger and will assume identical positions with the surviving corporation. Our common stock will continue to be listed without interruption under the symbol "GIFT" on the Nasdaq Stock Market.

THE SUBSIDIARY

     The Florida subsidiary that will be the surviving corporation was
incorporated under the FBCA on December   , 1999, exclusively for the purpose of
merging with Gerald Stevens, Inc. Prior to the merger, the subsidiary will have no material assets or liabilities and will not have carried on any business.

     The subsidiary's charter and bylaws are substantially identical to the current charter and bylaws of Gerald Stevens, Inc., except for statutory references necessary to conform to the FBCA and other differences attributable to the differences between the FBCA and the DGCL. A copy of the subsidiary's charter is attached as Appendix "B."

THE PLAN AND AGREEMENT OF MERGER

     The Plan and Agreement of Merger provides that Gerald Stevens, Inc. will merge with and into the Florida subsidiary, with the subsidiary then becoming the surviving corporation. The surviving corporation will assume all assets and liabilities of Gerald Stevens, Inc., including obligations under our outstanding indebtedness and contracts. Our existing Board of Directors and officers will become the Board of Directors and officers of the surviving corporation for identical terms of office. The subsidiary will also assume the name of "Gerald Stevens, Inc." in the merger.

     Upon the effective date of the merger, each share of our issued and outstanding common stock will automatically be converted into one fully paid and nonassessable share of common stock, par value $0.01 per share, of the surviving corporation. Each currently outstanding stock option automatically will be converted into an option to purchase the same number of shares of common stock of the surviving corporation at the same exercise price per share and upon the same terms and subject to the same conditions as currently set forth in the option. We do not intend to issue new stock certificates to stockholders of record upon the effective date of the merger. Instead, each certificate representing issued and outstanding shares of our common stock immediately prior to the effective date of the merger will evidence ownership of the shares of common stock of the surviving corporation after the effective date of the merger.

     We anticipate that delivery of existing certificates of our common stock will constitute "good delivery" of shares of common stock of the surviving corporation in transactions on the Nasdaq Stock Market subsequent to the merger.

     PLEASE NOTE: Stockholders need not exchange their existing stock certificates for stock certificates of the surviving corporation. However, any stockholders desiring new stock certificates representing common stock of the surviving corporation may submit their existing stock certificates to Registrar & Transfer Company, our transfer agent, and obtain new certificates.

COMPARISON OF THE RIGHTS OF HOLDERS OF OUR COMMON STOCK AND THE SURVIVING CORPORATION'S COMMON STOCK

     We are incorporated in the State of Delaware, and the surviving corporation is incorporated in the State of Florida. Our stockholders, whose rights are currently governed by the DGCL and our charter and bylaws, will, upon consummation of the Plan and Agreement of Merger, become stockholders of the surviving corporation and their rights will be governed by the FBCA and the charter and bylaws of the surviving corporation.

     Although it is not practical to compare all of the differences between (a) Delaware law and our current charter and bylaws and (b) Florida law and the charter and bylaws of the surviving corporation, the following is a summary of differences that we believe may significantly affect the rights of our stockholders. This summary is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the DGCL, the FBCA and the forms of the charter and bylaws of the surviving corporation.

     Dividends and Repurchases. A Delaware corporation may pay dividends out of "surplus" or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared or for the preceding fiscal year. Surplus is defined as the net assets of the corporation over the corporation's capital. Under the DGCL, a corporation may repurchase its shares only if the capital of the corporation is not impaired and the repurchase does not impair the corporation's capital.

     Under the FBCA, a corporation may make distributions to stockholders (subject to any restrictions contained in the corporation's charter) as long as, after giving effect to the distribution, (a) the corporation will be able to pay its debts as they become due in the usual course of business and (b) the corporation's total assets will not be less than the sum of its total liabilities plus (unless the charter permits otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. Pursuant to the FBCA, a corporation's repurchase of its own capital stock is deemed to be a distribution.

     Special Meetings. Under Florida and Delaware law, special meetings of the stockholders may be called by the Board of Directors or by such persons as may be authorized by the charter or the bylaws. In addition, Florida law permits the holders of not less than 10% of all votes entitled to be cast on any issue (unless a greater percentage, not to exceed 50%, is specified in the charter) to call a special meeting. Our bylaws, both before and after the reincorporation, provide that special meetings may be called by the Board of Directors or by the President, and must be called by the

President or the Secretary upon the request in writing of the holders of record of at least 25% of the issued and outstanding shares of stock entitled to vote at a meeting.

     Quorum for Stockholder Meetings. Under the DGCL, unless otherwise provided in a corporation's charter or its bylaws, a majority of shares entitled to vote on a matter constitutes a quorum at a meeting of stockholders, but in no event may a quorum consist of less than one-third of the shares entitled to vote on such matter. Our current bylaws provide that a quorum exists if a majority of the voting power entitled to vote is present in person or by proxy at a meeting.

     The FBCA is similar to the DGCL, except that the quorum requirement may be provided in a corporation's charter but not its bylaws. The surviving corporation's charter does not alter the stockholder quorum requirement.

     Stockholder Voting Requirements. Under both the FBCA and the DGCL, if a quorum is present, directors are generally elected if they receive more votes favoring their election than opposing it, unless a greater number of votes is required by the charter or by-laws (in the case of a Delaware corporation) or the charter (in the case of a Florida corporation). With respect to matters other than the election of directors, unless a greater number of affirmative votes is required by the FBCA or a Florida corporation's charter (but not its bylaws), if a quorum is present a proposal generally is approved if the votes cast by stockholders favoring the action exceed the votes cast by stockholders opposing the action. Under the DGCL, and unless otherwise provided by the DGCL or a Delaware corporation's charter or bylaws, a proposal is approved by the affirmative vote of a majority of the shares represented at a meeting and entitled to vote on the matter. As a result, abstentions under Delaware law have the effect of a vote against most proposals. Our current bylaws provide that a proposal generally is approved if the votes cast by stockholders favoring the action exceed the votes cast by stockholders opposing the action.

     Under both the FBCA and the DGCL, in the case of a merger, consolidation or a sale, lease or exchange of all or substantially all of the assets of a corporation, the affirmative vote of the holders of a majority of the issued and outstanding shares entitled to vote is generally required. Accordingly, under the DGCL and the FBCA abstentions have the same effect as votes against such a transaction.

     Proxies. Under Delaware law, a proxy executed by a stockholder will remain valid for a period of three years unless the proxy provides for a longer period. Under Florida law, a proxy is effective only for a period of 11 months unless otherwise provided in the proxy.

     Board Recommendations Regarding Merger. Both the FBCA and the DGCL generally provide that the stockholders of a corporation must approve a merger. In order to obtain stockholder approval, the board of directors of a Florida corporation must "recommend" the plan of merger and, in Delaware, the board of directors must make a declaration of the merger's "advisability." The DGCL, however, permits the board of directors to change its recommendation without withdrawing the merger agreement from stockholder consideration. Further, the DGCL provides that the terms of the merger agreement may require that the merger agreement be submitted to the stockholders whether or not the board of directors subsequently determines that the agreement is no longer advisable.

Under the FBCA, the board of directors may condition its submission of the proposed merger on any basis.

     Merger with Subsidiary. Under the DGCL, a parent corporation may merge with its subsidiary, without stockholder approval, where the parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary. The FBCA permits such a merger with a subsidiary without shareholder approval if the parent owns 80% of each class of capital stock of the subsidiary.

     Consideration for Stock. Under the DGCL, shares cannot be issued for less than par value. The par value must be paid in a combination of cash, property or past services. The balance may be paid by a secured promissory note or other binding obligation. Under the FBCA, a corporation may only issue its capital stock in return for tangible or intangible property or benefit to the corporation. Shares may be issued for less than par value.

     Board Vacancies. The DGCL provides that, unless otherwise provided in a corporation's charter or bylaws, a vacancy or newly created directorship on the board of directors may be filled by a majority of the remaining directors, even though less than a quorum. Under the FBCA, a vacancy on the board of directors may be filled by an affirmative vote of a majority of the remaining directors or by the shareholders, unless the charter provides otherwise. The surviving corporation's charter does not provide otherwise.

     Affiliated Transactions and Control Share Acquisitions. The FBCA has a statute governing "affiliated transactions," and the DGCL has a similar governing "business combinations." The FBCA also has a statute governing "control share acquisitions." As permitted by the FBCA and DGCL, both our current charter and the surviving corporation's charter contain provisions electing to be exempt from these provisions.

     Under the DGCL, a corporation may not engage in any "business combination" (as defined in the DGCL) with an "interested stockholder" for three years after such stockholder becomes an interested stockholder. An interested stockholder is any person who is the beneficial owner of 15% or more of the outstanding voting stock of the corporation. These business combinations are substantially the same as the "affiliated transactions" described below with respect to the FBCA. A corporation may enter into a business combination with an interested stockholder if (a) the Board of Directors approves either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder before the date on which the stockholder becomes an interested stockholder, (b) upon consummation of the transaction resulting in the stockholder reaching the 15% threshold, the stockholder owned 85% of the outstanding voting shares at the time the transaction commenced, excluding those shares held by directors who are also officers, or employee stock plans in which the participants do not have the right to determine confidentially whether shares subject to the plan will be tendered in a tender or exchange offer, or (c) on or subsequent to becoming an interested stockholder, the business combination is approved by the board of directors and is authorized at a meeting by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder. These restrictions do not apply if the corporation does not have a class of stock (a) listed on a national securities exchange, (b) authorized for quotation on the Nasdaq Stock Market, or (c) held of record by more than 2,000 stockholders unless any of the foregoing results from the actions of the interested stockholder.

     The FBCA provides that an "affiliated transaction" with an "interested shareholder" must generally be approved by the affirmative vote of the holders of two-thirds of the voting shares, other than the shares owned by the interested shareholder. An interested shareholder is any person who is the beneficial owner of 10% or more of the outstanding voting stock of the corporation. The transactions covered by the statute include, with certain exceptions, (a) mergers and consolidations to which the corporation and the interested shareholder are parties, (b) sales or other dispositions of substantial amounts of the corporation's assets to the interested shareholder, (c) issuances by the corporation of substantial amounts of its securities to the interested shareholder, (d) the adoption of any plan for the liquidation or dissolution of the corporation proposed by or pursuant to an arrangement with the interested shareholder, (e) any reclassification of the corporation's securities that has the effect of substantially increasing the percentage of outstanding voting shares of the corporation beneficially owned by the interested shareholder, and
(f) the receipt by the interested shareholder of certain loans or other financial assistance from the corporation. The two-thirds approval requirement does not apply if, among other things: (a) the transaction has been approved by a majority of the corporation's disinterested directors (as defined in the statute), (b) the interested shareholder has been the beneficial owner of at least 80% of the corporation's outstanding voting shares for at least five years preceding the transaction, (c) the interested shareholder is the beneficial owner of at least 90% of the outstanding voting shares, (d) the corporation has not had more than 300 shareholders of record at any time during the preceding three years, or (e) certain fair price and procedural requirements are satisfied.

     The FBCA's control share acquisition statute provides that a person who acquires shares in an issuing public corporation in excess of certain specified thresholds will generally not have any voting rights with respect to such shares unless such voting rights are approved by a majority of the shares entitled to vote, excluding the interested shares. The thresholds specified in the FBCA are the acquisition of a number of shares representing: (a) 20% or more, but less than 33% of the voting power of the corporation, (b) 33% or more but less than a majority of the voting power of the corporation, or (c) a majority or more of the voting power of the corporation. This statute does not apply if, among other things, the acquisition is (a) approved by the corporation's board of directors,
(b) pursuant to a pledge or other security interest created in good faith and not for the purpose of circumventing the statute, (c) pursuant to the laws of intestate succession or pursuant to gift or testamentary transfer, or (d) pursuant to a statutory merger or share exchange to which the corporation is a party. This statute also permits a corporation to adopt a provision in its charter or bylaws providing for the redemption by the corporation of such acquired shares in certain circumstances. Unless otherwise provided in the corporation's charter or bylaws prior to the pertinent acquisition of shares, in the event that such shares are accorded full voting rights by the stockholders of the corporation and the acquiring stockholder acquires a majority of the voting power of the corporation, all stockholders who did not vote in favor of according voting rights to such acquired shares are entitled to dissenters' rights.

     Delaware does not have any statutory provision comparable to Florida's control share acquisition statute.

     Other Constituencies. The FBCA provides that in discharging their fiduciary duties to the corporation, directors may consider the social, economic, legal or other effects of corporate action on the employees, suppliers and customers of the corporation or its subsidiaries and the communities in which the corporation and its subsidiaries operate, in addition to the effect on stockholders. Delaware does not have a comparable statutory provision.

     Removal of Directors. The DGCL provides that, except with respect to corporations with classified boards or cumulative voting, a director may be removed, with or without cause, by the holders of the majority in voting power of the shares entitled to vote at an election of directors. In the event the corporation's board of directors is classified, stockholders may effect such removal only for cause, unless the corporation's charter provides otherwise.

     The FBCA provides that, except with respect to corporations with directors elected by a voting group of stockholders or by cumulative voting, stockholders may remove one or more directors with or without cause unless the corporation's charter provides that directors may be removed only for cause. None of our directors are elected by a voting group and there is no cumulative voting. The surviving corporation's charter does not provide that a director may be removed only for cause.

     Committees of the Board of Directors. The FBCA and the DGCL both provide that the board of directors of a corporation may delegate many of its duties to one or more committees elected by a majority of the board. A Delaware corporation may delegate to a committee of the board of directors, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the board of directors, and to reduce earned or capital surplus and authorize the acquisition of the corporation's own stock. Moreover, if either the corporation's charter or bylaws or the resolution of the board of directors creating the committee so permits, a committee of the board of directors may declare dividends and authorize the issuance of stock.

     The FBCA places more limitations on the types of activities that can be delegated to committees of the board. Under Florida law, a committee of the board of directors may not approve or recommend to stockholders actions or proposals required to be approved by the stockholders, fill a vacancy on the board, adopt, amend or repeal the bylaws, authorize the issuance of stock, or authorize the reacquistion of the corporation's own stock.

     Dissenters' Rights. Under the DGCL, dissenters' rights are afforded to stockholders who follow prescribed statutory procedures in connection with a merger or consolidation (subject to restrictions similar to those provided by the FBCA, as described below). Under the DGCL, there are no appraisal rights in connection with sales of substantially all the assets of a corporation, reclassifications of stock or other amendments to the charter that adversely affect a class of stock, unless specifically provided in the charter. Our current charter does not provide for dissenters' rights in these circumstances. Dissenters' rights do not apply to a stockholder of a Delaware corporation if the stockholder's shares were (a) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Security Dealers, Inc. or (b) held of record by more than 2,000 stockholders. Notwithstanding the foregoing sentence, however, under the DGCL, a stockholder does have dissenters' rights if the stockholder is required by the terms of the agreement of merger or consolidation to accept anything for his shares other than (a) shares of stock of the corporation surviving or resulting from the merger or consolidation, (b) shares of stock of any other corporation which is so listed or designated or held of record by more than 2,000 stockholders, (c) cash in lieu of fractional shares, or (d) any combination of the foregoing.

     Under the FBCA, dissenting stockholders who follow prescribed statutory procedures are, in certain circumstances, entitled to appraisal rights in the case of (a) a merger or consolidation; (b) a sale or exchange of all of substantially all the assets of a corporation; (c) amendments to the charter that adversely affect the rights or preferences of stockholders; (d) consummation of a plan of share exchange if the stockholder is entitled to vote on the plan; and (e) the approval of a control share acquisition pursuant to Florida law. Such rights are not provided when (a) such stockholders are stockholders of a corporation surviving a merger or consolidation where no vote of the stockholders is required for the merger or consolidation; or (b) shares of the corporation are listed on a national securities exchange, designated as a national market security by the Nasdaq Stock Market or held of record by more than 2,000 stockholders. Our shares of common stock are designated as a national market security by the Nasdaq Stock Market.

     Derivative Actions.  The DGCL provides that:

        - a person may not bring a derivative action unless the person was a stockholder of the corporation at the time of the challenged transaction or unless the stock thereafter devolved on such person by operation of law;

        - a complaint in a derivative proceeding must set out the efforts made by a person, if any, to obtain the desired action from the directors or comparable authority and the reason for the failure to obtain such action or for not making the effort; and

        - a derivative proceeding may be settled or discontinued only with court approval.

     In addition, under the DGCL, a court may dismiss a derivative proceeding if:

        - the court finds that a committee of independent directors has determined in good faith after conducting a reasonable investigation that the maintenance of the action is not in the best interests of the corporation; and

        - the court determines in its own business judgment that the action should be dismissed.

     The FBCA provides for similar requirements, except that:

        - a complaint in a derivative proceeding must be verified and must allege that a demand was made to obtain action by the board of directors and that the demand was refused or ignored;

        - a court may dismiss a derivative proceeding if the court finds that independent directors (or a committee of independent persons appointed by such directors) have determined in good faith after conducting a reasonable investigation that the maintenance of the action is not in the best interests of the corporation; and

        - if an action was brought without reasonable cause, the court may require the plaintiff to pay the corporation's reasonable expenses.

     Amendment to Charter. The FBCA and the DGCL generally provide that an amendment to the charter must be approved by the Board of Directors and by the corporation's stockholders. The DGCL provides that a vote to amend the corporation's charter requires the approval of a majority of the outstanding stock entitled to vote. Therefore, under the DGCL, an abstention or a non-vote effectively counts as a vote against a charter amendment.

     Under the FBCA, an amendment to a Florida corporation's charter generally requires that the votes cast in favor of the amendment exceed the votes cast against the amendment unless the FBCA, a Florida corporation's charter or the corporation's board of directors requires a greater vote.

     Amendments to Bylaws. The DGCL provides that the stockholders and, if provided in the charter, the Board of Directors, are entitled to amend the bylaws. The FBCA provides that the stockholders, as well as the directors, may amend the bylaws, unless such power is reserved to the stockholders by the charter or by specific action of the stockholders. The surviving corporation's charter will permit the Board of Directors to make or amend the bylaws, subject to the stockholders' right to repeal such by-laws or amendments thereto, as is permitted under our current charter.

     Liability of Directors. The DGCL permits a Delaware corporation to include in its charter a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breaches of fiduciary duty, including conduct that could be characterized as negligence or gross negligence. However, the DGCL provides that the charter can not eliminate or limit liability for (a) breaches of the director's duty of loyalty, (b) acts or omissions not in good faith or involving intentional misconduct or knowing violation of the law, (c) an unlawful distribution, or (d) the receipt of improper personal benefits. The DGCL further provides that no such provision will eliminate or limit the liability of a director for any act or omission occurring prior to the date when such provision becomes effective. Our current charter includes a provision eliminating director liability for monetary damages for breaches of fiduciary duty to the maximum extent permitted by the DGCL.

     Under the FBCA, a director is not personally liable for monetary damages to the corporation or any other person for any statement, vote, decision or failure to act, regarding corporate management or policy, unless the director breached or failed to perform his duties as a director and such breach or failure constitutes (a) a violation of criminal law unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful, (b) a transaction from which the director derived an improper personal benefit, (c) a circumstance resulting in an unlawful distribution, (d) in a proceeding by or in the right of the corporation to procure a judgment in its favor or by or in the right of a stockholder, conscious disregard for the best interests of the corporation or willful misconduct, or (e) in a proceeding by or in the right of one other than the corporation or a stockholder, recklessness or an act or omission committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property.

     Indemnification. Under both the FBCA and the DGCL, a corporation may generally indemnify its officers, directors, employees and agents against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement of any proceedings (other than derivative actions), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in derivative actions, except that indemnification may be made only for (a) expenses (including attorneys' fees) and certain amounts paid in settlement and (b) in the event the person seeking indemnification has been adjudicated liable, amounts deemed proper, fair and reasonable by the appropriate court upon application thereto. The FBCA and the DGCL each provide that to the extent that such persons have been successful in defense of any proceeding, they must be indemnified by the corporation against expenses actually and reasonably incurred in connection therewith. The FBCA also provides that, unless a corporation's charter provides otherwise, if a corporation does not so indemnify such persons, they may seek, and a court may order, indemnification under certain circumstances even if the board of directors or stockholders of the corporation have determined that the persons are not entitled to indemnification.

     Our current bylaws and the bylaws of the surviving corporation each provide that directors and officers and former directors and officers will be indemnified to the fullest extent permitted by the DGCL or the FBCA, as the case may be.

     Stockholder Inspection of Books and Records. The DGCL permits any stockholder the right, during usual business hours, to inspect and copy the corporation's stock ledger, stockholders list and other books and records for any proper purpose upon written demand under oath stating the purpose thereof.

     Under the FBCA a stockholder is entitled to inspect and copy the charter, bylaws, certain board and stockholder resolutions, certain written communications to stockholders, a list of the names and business addresses of the corporation's directors and officers, and the corporation's most recent annual report during regular business hours only if the stockholder gives at least five business days' prior written notice to the corporation. In addition, a stockholder of a Florida corporation is entitled to inspect and copy other books and records of the corporation during regular business hours only if the stockholder gives at least five business days' prior written notice to the corporation and (a) the stockholder's demand is made in good faith and for a proper purpose, (b) the demand describes with particularity its purpose and the records to be inspected or copied and (c) the requested records are directly connected with such purpose. The FBCA also provides that a corporation may deny any demand for inspection if the demand was made for an improper purpose or if the demanding stockholder has, within two years preceding such demand, sold or offered for sale any list of stockholders of the corporation or any other corporation, has aided or abetted any person in procuring a list of stockholders for such purpose or has improperly used any information secured through any prior examination of the records of the corporation or any other corporation.

     Treasury Stock. A Delaware corporation may reacquire its own issued and outstanding capital stock, and such capital stock is deemed treasury stock that is issued but not outstanding. A Florida corporation may also reacquire its own issued and outstanding capital stock. Under the FBCA, however, all capital stock reacquired by a Florida corporation is automatically returned to the status of authorized but not issued or outstanding, and is not deemed treasury stock.

POSSIBLE DISADVANTAGES OF A CHANGE IN DOMICILE

     You should be aware that Florida corporation law is not as well developed as Delaware corporation law. The State of Delaware has long been the leader in adopting, construing and implementing comprehensive, flexible corporation laws that are conducive to the operational needs of corporations domiciled in that state. The corporation law of Delaware also is widely regarded as the most extensive and well-defined body of corporate law in the United States. Both the legislature and the courts of Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware judiciary has acquired considerable expertise in dealing with complex corporate issues and has repeatedly shown its willingness to accelerate the resolution of complex corporate legal issues within the limited time available to meet the needs of parties engaged in corporate litigation. It is anticipated that the DGCL will continue to be interpreted and construed in significant court decisions, thereby lending predictability to corporate legal affairs.

     Many of the provisions of the FBCA have not yet received as extensive scrutiny and interpretation as the DGCL. However, Florida courts often rely on Delaware decisions to establish their own corporate doctrines, although Delaware decisions are not binding on Florida courts.

TAX CONSEQUENCES OF THE MERGER

     The merger and resulting reincorporation of Gerald Stevens, Inc. from Delaware to Florida will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, for federal income tax purposes, no gain or loss will be recognized by stockholders upon the conversion of our common stock into the surviving corporation's common stock. Each stockholder whose shares are converted into the surviving corporation's common stock will have the same basis in the common stock of the surviving corporation as such stockholder had in the common stock of Gerald Stevens, Inc. held immediately prior to the effective date of the merger. The stockholder's holding period in the surviving corporation's common stock will include the period during which the corresponding shares of our common stock were held, provided such corresponding shares of our common stock were held as a capital asset on the effective date of the merger.

     We will recognize no gain or loss as a result of the merger and reincorporation, and the surviving corporation generally will succeed, without adjustment, to the tax attributes of Gerald Stevens, Inc. Because we are currently based in Florida, we are already qualified to transact business in Florida and we pay Florida corporate income tax. Changing our state of incorporation will not affect the amount of corporate income and other taxes payable, other than eliminating liability for the Delaware franchise tax.

     PLEASE NOTE: No information is provided in this proxy statement regarding the tax consequences, if any, under applicable state, local or foreign laws, and each stockholder is advised to consult his or her personal attorney or tax advisor as to the federal, state, local or foreign tax consequences of the proposed reincorporation in view of the stockholder's individual circumstances.

STOCKHOLDER APPRAISAL RIGHTS

     Stockholders will not be entitled to appraisal rights in connection with the merger.

EFFECTIVE DATE

     The merger will become effective as soon as practicable after stockholder approval is obtained and all other conditions to the merger are satisfied. The merger may be abandoned at any time prior to its effectiveness if the Board of Directors determines, in its discretion, that consummation of the merger is no longer advisable.

ITEM 3.  2000 STOCK OPTION PLAN.

     Our Board of Directors adopted the Gerald Stevens, Inc. 2000 Stock Option Plan effective January 1, 2000, subject to stockholder approval at the Annual Meeting, to provide for the grant of options to purchase our common stock, to
our employees, consultants and non-employee directors. On December   , 1999, we
had approximately                employees, consultants and non-employee
directors.

     We believe that stock options are important to attract, and to encourage the continued employment and service of, employees, consultants and non-employee directors. Stock options also align the interests of the option holders with those of our stockholders.

     We have summarized the principal provisions of the plan below. The summary may not be complete and is qualified in its entirety by the terms of the plan, a copy of which is attached as Appendix C.

DESCRIPTION OF THE PLAN

     The Plan provides that options may be granted to any of our employees, consultants or non-employee directors. A total of 3,000,000 shares of common stock will be reserved for issuance under the Plan. Based on the closing price of $8.125 on the Nasdaq Stock Market on December 28, 1999, the aggregate value of the 3,000,000 shares reserved for issuance under the Plan is $24,375,000. The Plan will terminate 10 years after the Effective Date, and no options may be granted under the Plan thereafter.

     The Compensation Committee - or if no Compensation Committee exists, our Board of Directors - will administer the Plan. The Compensation Committee selects the employees, consultants and non-employee directors to whom options will be granted. We may grant options to purchase no more than 150,000 shares of our common stock to any person in any calendar year.

     The exercise price of the options granted under the Plan may not be less than 100% of the fair market value of our common stock on the date of grant (or 110% in the case of an incentive stock option granted to a beneficial owner of more than 10% of our outstanding common stock). The maximum option term is 10 years (or five years in the case of an incentive stock option granted to a beneficial owner of more than 10% of our outstanding common stock). Options vest and become exercisable to the extent of 25% of the shares covered thereby on the first four anniversaries of the date of grant, except as otherwise determined by the Compensation Committee and provided in the particular option agreement. Under the Plan, the Compensation Committee has the discretion to accelerate the vesting of, and ability to exercise, options.

     If an option is exercised before six months have elapsed following the later of (i) the date of grant of the option or (ii) the date of stockholder approval of the Plan, and a subsequent sale of the acquired stock would subject the person exercising the option to liability under Section 16 of the Securities Exchange Act of 1934, then the certificate or certificates evidencing the acquired stock shall bear a legend restricting the transfer of the stock until the expiration of the six-month period described above.

     Generally, during an optionee's lifetime, only the optionee (or guardian or legal representative if the optionee is incapacitated) may exercise an option, except that, upon approval by the Compensation Committee, nonqualified options may be transferred to certain family members or charitable organizations or to trusts for the benefit of such family members or charitable organizations. Incentive stock options are non-transferable except upon death.

     Payment of an option's exercise price may generally be made in cash or in shares of our common stock or by delivery of a promissory note, and such payments may be accomplished through "cashless" exercise features involving a licensed stock broker.

     If an employee's employment with us terminates by reason of death or permanent and total disability, options held by the employee, to the extent vested and exercisable on the date of termination, may be exercised during the 12 months after the date of termination (but not later than the date the option would otherwise expire). If an employee's employment with us terminates for cause, options held by the employee shall expire and terminate on the date of termination of employment, except as otherwise determined by the Compensation Committee and provided in the particular option agreement. If an employee's employment with us terminates for any other reason, options held by such employee, to the extent vested and exercisable on the date of termination, may be exercised during the 90 days after the date of termination (but not later than the date the option would otherwise expire).

     If our outstanding shares of common stock are increased or decreased or changed into or exchanged for a different number or kind of shares or securities, by reason of merger, consolidation, reorganization, recapitalization, reclassification, stock split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares without receipt of consideration by Gerald Stevens, an appropriate and proportionate adjustment will be made in the number and kinds of shares subject to the Plan, and in the number, kinds and exercise price of shares subject to outstanding options granted under the Plan.

     If we dissolve or liquidate, the Plan and all outstanding options will terminate and all outstanding options will be exercisable in full immediately prior to the occurrence of such event and during such reasonable period as the Board of Directors in its discretion shall determine.

     If we reorganize, merge or consolidate with another entity and we are not the surviving corporation, or if we sell all or substantially all of our assets to another corporation, or if the Board of Directors approves any other transaction that results in any person or entity owning more than 50% of the total combined voting power of all classes of our stock, Gerald Stevens and the acquiring or surviving entity shall provide for (1) the continuation of the Plan and the assumption of the options granted under the Plan, or (2) substitution for such options of new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments to the number and kind of shares and exercise prices.

     The Board of Directors may amend the Plan. However, our stockholders must approve any amendment that would (i) change the requirements as to eligibility to receive incentive stock options; (ii) increase the maximum number of shares in the aggregate for which incentive stock options may be granted (except for adjustments upon changes in capitalization); or (iii) otherwise cause the Plan to fail to satisfy the requirements of Section 162(m) of the Internal Revenue Code relating to limitations on the deduction of amounts not constituting qualified performance-related compensation.

     Our Board of Directors may terminate or suspend the Plan at any time. Unless previously terminated, the Plan will terminate automatically on January 1, 2010, the tenth anniversary of the date of adoption of the Plan by the Board of Directors. No termination, suspension or amendment of the Plan may, without the consent of the person to whom an option has been granted, adversely affect the rights of the holder of the option.

FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

     General. Below, we have summarized the principal federal income tax consequences of stock option grants under the Plan. Recipients of options under the Plan should consult with their personal tax advisors concerning option grants and transactions in stock acquired pursuant to the Plan.

     The grant of an option is not a taxable event for the optionee or Gerald Stevens.

     Non-Qualified Options. Non-qualified options are options that do not qualify for the U.S. tax rules applicable to incentive stock options. Upon exercising a non-qualified option, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. If we comply with applicable reporting requirements, we will be entitled to a business expense deduction in the same amount. The U.S. tax laws impose a limitation of $1,000,000 on the deduction of annual compensation paid to each of the executive officers named in our Summary Compensation Table. This limitation does not apply to "qualified performance-related compensation," as defined by the U.S. tax laws. We believe the non-qualified options under the Plan satisfy the requirements to be "qualified performance-related compensation," and we believe we would be entitled to deduct the full amount of the business expense available upon exercise of the options. Generally, upon a sale of shares acquired pursuant to the exercise of a non-qualified option, the optionee will recognize a capital gain or loss equal to the difference between (1) the amount realized on the disposition and (2) the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised.

     If the optionee surrenders shares of common stock in payment of part or all of the exercise price for non-qualified options, no gain or loss will be recognized with respect to the shares surrendered and the optionee will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a non-taxable exchange. The basis of the shares surrendered will be treated as the substituted tax basis for an equivalent number of option shares received. However, the fair market value of any shares received in excess of the number of shares surrendered will be taxed as ordinary income.

     Incentive Stock Options. Upon exercising an incentive stock option, an optionee will not recognize taxable income and any gain realized upon a disposition of shares received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the optionee holds the shares for at least two years after the date of grant and at least one year after the date of exercise. However, the excess of the fair market value of the shares subject to an incentive stock option on the exercise date over the option exercise price will be included in the optionee's alternative minimum taxable income in the year of exercise for purposes of the alternative minimum tax. An optionee may be entitled to a credit against regular tax liability in future years for alternative minimum taxes paid with respect to the exercise of incentive stock options. We will not be entitled to any business expense deduction with respect to the grant or exercise of an incentive stock option, except as discussed below.

     For the exercise of an incentive stock option to qualify for the foregoing tax treatment, the optionee generally must be our employee from the date the option is granted through a date within three months before the date of exercise. In the case of an optionee who is disabled, this three-month period is extended to one year. In the case of an employee who dies, the three-month period and the holding period for shares received pursuant to the exercise of the option are waived.

     If all of the foregoing requirements for incentive stock option treatment are met, but the holding period rules are not met, the optionee will recognize ordinary income upon the disposition of the shares in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the option exercise price. The balance of the realized gain, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised. If the optionee sells the shares prior to the satisfaction of the holding period rules but at a price below the fair market value of the shares at the time the option was exercised (or other applicable measurement date), the amount of ordinary income (and the amount included in alternative minimum taxable income, if the sale occurs during the same year as the option was exercised) will be limited to the excess of the amount realized on the sale over the option exercise price. If we comply with applicable reporting requirements, we will be allowed a business expense deduction to the extent the optionee recognizes ordinary income.

     If an optionee exercises an incentive stock option by tendering shares of common stock with a fair market value equal to part or all of the option exercise price, the exchange of shares generally will be treated as a non-taxable exchange (except that this treatment would not apply if the optionee had acquired the shares being transferred pursuant to the exercise of an incentive stock option and had not satisfied the holding period requirements summarized above). To the extent the exercise is treated as a tax-free exchange, the optionee would have no taxable income from the exchange and exercise (other than alternative minimum taxable income as discussed above) and the tax basis of the shares exchanged would be treated as the substituted basis for the shares received. If the optionee used shares received pursuant to the exercise of an incentive stock option (or another statutory option) as to which the optionee had not satisfied the applicable holding period requirement, the exchange would be treated as a taxable disqualifying disposition of the exchanged shares, with the result that the excess of the fair market value of the shares tendered over the optionee's basis in the shares would be taxable.

     Options Granted Under the Plan. It is not possible to state who will be granted stock options under the Plan, or the value or number of shares subject to any particular option, since these matters will be determined by the Compensation Committee in the future. However, we anticipate that we will make future grants under the 2000 Stock Option Plan on a basis generally comparable to grants made by Gerald Stevens Retail in January 1999. At that time, Gerald Stevens Retail granted options covering a total of 557,627 shares of its common stock (including grants of options covering 0 shares to Mr. Geddis, 67,500 shares to Mr. Phillips, 27,000 shares to Mr. Detz and 13,500 shares to Mr. Nevill). On December 6, 1999, five executive officers, 19 other officers and 300 other current and former employees held options under our stock option plans; however, assuming stockholder approval of the Plan, no shares will be available for grants under any of our plans other than the 2000 Stock Option Plan.

     Stockholder Approval. The Gerald Stevens, Inc. 2000 Stock Option Plan is being submitted for stockholder approval to reduce the effect of provisions of U.S. tax laws that may limit our ability to deduct compensation in excess of $1 million per year paid to any executive officer named in the Summary Compensation Table. The limitation does not apply to "qualified performance-related compensation," as discussed above. If our stockholders approve the Plan, we believe the business expense normally available upon exercise of options would be "qualified performance-related compensation" and therefore would not be subject to the limitation. If the Plan is not approved by our stockholders, we will reconsider the alternatives available with respect to stock options and other forms of long-term, performance-based compensation.

ITEM 4. SELECTION OF INDEPENDENT ACCOUNTANTS

     On the recommendation of the Audit Committee, the Board of Directors has selected Arthur Andersen LLP to be the independent accountants of Gerald Stevens and its consolidated subsidiaries for our 2000 fiscal year. Although the submission of this matter for stockholder ratification at the Annual Meeting is not required by law or our bylaws, the Board is nevertheless doing so to determine the stockholders' views. If the selection is not ratified, the Board will reconsider its selection of independent accountants.

     Arthur Andersen LLP has acted as independent accountants of Gerald Stevens and its consolidated subsidiaries since May 13, 1999. In addition, during our 1999 fiscal year Arthur Andersen LLP performed special audits and reviews in connection with our merger with Gerald Stevens Retail and our public offering of common stock in July 1999, consulted with Gerald Stevens on various matters and performed other services for us for fees and expenses totaling approximately $767,000. A representative of Arthur Andersen LLP will attend the Annual Meeting, will be available to answer questions and will have an opportunity to make a statement if he wishes to do so. Members of the Audit Committee are also expected to attend.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP.

                                 OTHER MATTERS

     We do not know of any other business that will be presented for consideration at the Annual Meeting. However, if any other business should come before the Annual Meeting, the persons named in the enclosed proxy (or their substitutes) will have discretion to act in accordance with their best judgment.

PROPOSALS FOR 2001 ANNUAL MEETING

     Any stockholder wishing to submit a proposal for inclusion in the Proxy Statement for the 2001 Annual Meeting, pursuant to the stockholder proposal rules of the SEC, should submit the proposal in writing to Secretary, Gerald Stevens, Inc., 301 East Las Olas Boulevard, Suite 300, Fort Lauderdale, Florida 33301. We must receive a proposal prior to August 31, 2000 in order to consider it for inclusion in the 2001 Proxy Statement.

                                   APPENDIX A
                      FORM OF PLAN AND AGREEMENT OF MERGER

     THIS PLAN AND AGREEMENT OF MERGER, dated January 1, 2000 ("Agreement"), is entered into between GERALD STEVENS REINCORPORATION, INC., a Florida corporation ("GSRI"), and GERALD STEVENS, INC., a Delaware corporation ("Gerald Stevens").

                                    RECITALS

     A. Gerald Stevens has an aggregate authorized capital of 250,600,000 shares, consisting of 250 million shares of common stock, par value $0.01 per share ("Gerald Stevens Common Stock"), and 600,000 shares of preferred stock, par value $10.00 per share ("Gerald Stevens Preferred Stock"). On January 1,
2000, there were                shares of Gerald Stevens Common Stock and no
shares of Gerald Stevens Preferred Stock issued and outstanding.

     B. GSRI has an aggregate authorized capital stock of 250,600,000 shares, consisting of 250 million shares of Common Stock, par value $0.10 per share ("GSRI Common Stock"), and 600,000 shares of preferred stock, par value $10.00 per share ("GSRI Preferred Stock"). On the date hereof, there were 100 shares of GSRI Common Stock and no shares of GSRI Preferred Stock issued and outstanding.

     C. The respective Boards of Directors of GSRI and Gerald Stevens believe that the best interests of GSRI and Gerald Stevens and their respective stockholders will be served by the merger of Gerald Stevens with GSRI under and pursuant to the provisions of this Agreement and the Delaware General Corporation Law and the Florida Business Corporation Act.

                                   AGREEMENT

     In consideration of the Recitals and of the mutual agreements contained in this Agreement, the parties hereto agree as set forth below.

     1. Merger. Gerald Stevens shall be merged with and into GSRI ("Merger").

     2. Effective Date. The Merger shall become effective immediately upon the later of the filing of this Agreement or a certificate of merger with the Secretary of State of Delaware in accordance with the Delaware General Corporation Law and the filing of articles of merger with the Secretary of State of Florida in accordance with the Florida Business Corporation Act. The time of such effectiveness is hereinafter called the "Effective Date."

     3. Surviving Corporation. GSRI shall be the surviving corporation of the Merger and shall continue to be governed by the laws of the State of Florida. On the Effective Date, the separate corporate existence of Gerald Stevens shall cease.

     4. Name Of Surviving Corporation. On the Effective Date, the Articles of Incorporation of GSRI shall be amended to change the name of GSRI to "Gerald Stevens, Inc."

     5. Articles Of Incorporation. Except as provided in Section 4, the Articles of Incorporation of GSRI as it exists on the Effective Date shall be the Articles of Incorporation of GSRI following the Effective Date, unless and until the same shall thereafter be amended or repealed in accordance with the laws of the State of Florida.

     6. Bylaws. The Bylaws of GSRI as they exist on the Effective Date shall be the Bylaws of GSRI following the Effective Date, unless and until the same shall be amended or repealed in accordance with the provisions thereof and the laws of the State of Florida.

     7. Board of Directors and Officers. The members of the Board of Directors and the officers of Gerald Stevens immediately prior to the Effective Date shall be the members of the Board of Directors and the officers, respectively, of GSRI following the Effective Date, and such persons shall serve in such offices for the terms provided by law or in the Bylaws, or until their respective successors are elected and qualified.

     8. Retirement of Outstanding GSRI Stock. Forthwith upon the Effective Date, each of the 100 shares of the GSRI Common Stock presently issued and outstanding shall be retired, and no shares of GSRI Common Stock or other securities of GSRI shall be issued in respect thereof.

     9. Conversion of Outstanding Gerald Stevens Stock. Forthwith upon the Effective Date, each issued and outstanding share of Gerald Stevens Common Stock and all rights in respect thereof shall be converted into one fully paid and nonassessable share of GSRI Common Stock, and each certificate representing shares of Gerald Stevens Common Stock shall for all purposes be deemed to evidence the ownership of the same number of shares of GSRI Common Stock as are set forth in such certificate. After the Effective Date, each holder of an outstanding certificate representing shares of Gerald Stevens Common Stock may, at such shareholder's option, surrender the same to GSRI's registrar and transfer agent for cancellation, and each such holder shall be entitled to receive in exchange therefor a certificate(s) evidencing the ownership of the same number of shares of GSRI Common Stock as are represented by the Gerald Stevens certificate(s) surrendered to GSRI's registrar and transfer agent.

     10. Stock Options, Warrants and Convertible Debt. Forthwith upon the Effective Date, each stock option, stock warrant, convertible debt instrument and other right to subscribe for or purchase shares of Gerald Stevens Common Stock shall be converted into a stock option, stock warrant, convertible debt instrument or other right to subscribe for or purchase the same number of shares of GSRI Common Stock, and each certificate, agreement, note or other document representing such stock option, stock warrant, convertible debt instrument or other right to subscribe for or purchase shares of Gerald Stevens Common Stock shall for all purposes be deemed to evidence the ownership of a stock option, stock warrant, convertible debt instrument or other right to subscribe for or purchase shares of GSRI Common Stock.

     11. Rights and Liabilities of GSRI. On and after the Effective Date, and all in the manner of and as more fully set forth in Section 607.1106 of the Florida Business Corporation Act and Section 259 of the Delaware General Corporation Law, the title to all real estate and other property, or any interest therein, owned by each of Gerald Stevens and GSRI shall be vested in GSRI without reversion or impairment; GSRI shall succeed to and possess, without further act or deed, all estates, rights, privileges, powers, and franchises, both public and private, and all of the property, real, personal and mixed, of each of Gerald Stevens and GSRI without reversion or impairment; GSRI shall thenceforth be responsible and liable for all the liabilities and obligations of each of Gerald Stevens and GSRI; any claim existing or action or proceeding pending by or against Gerald Stevens or GSRI may be continued as if the Merger did not occur or GSRI may be substituted for Gerald Stevens in the proceeding; neither the rights of creditors nor any liens upon the property of Gerald Stevens or GSRI shall be impaired by the Merger; and GSRI shall indemnify and hold harmless the officers and directors of each of the parties hereto against all such debts, liabilities and duties and against all claims and demands arising out of the Merger.

     12. Termination. This Agreement may be terminated and abandoned by action of the respective Boards of Directors of Gerald Stevens and GSRI at any time prior to the Effective Date, whether before or after approval by the stockholders of either or both of the parties hereto.

     13. Amendment. The Boards of Directors of the parties hereto may amend this Agreement at any time prior to the Effective Date; provided that an amendment made subsequent to the approval of this Agreement by the stockholders of either of the parties hereto shall not: (a) change the amount or kind of shares, securities, cash, property or rights to be received in exchange for or on conversion of all or any of the shares of the parties hereto, (b) change any term of the Articles of Incorporation of GSRI, or (c) change any other terms or conditions of this Agreement if such change would adversely affect the holders of any capital stock of either party hereto.

     14. Registered Office. The registered office of GSRI in the State of Florida is located at 1201 Hays Street, Tallahassee, Florida 32301, and Corporation Services Company is the registered agent of GSRI at such address.

     15. Inspection of Agreement. Executed copies of this Agreement will be on file at the principal place of business of GSRI at 301 East Las Olas Boulevard, Suite 300, Fort Lauderdale, Florida 33301. A copy of this Agreement shall be furnished by GSRI, on request and without cost, to any stockholder of either Gerald Stevens or GSRI.

     16. Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Florida.

     17. Service Of Process. On and after the Effective Date, GSRI agrees that it may be served with process in Delaware in any proceeding for enforcement of any obligation of Gerald Stevens or GSRI arising from the Merger.

     18. Designation of Delaware Secretary of State as Agent for Service of Process. On and after the Effective Date, GSRI irrevocably appoints the Secretary of State of Delaware as its agent to accept service of process in any suit or other proceeding to enforce the rights of any stockholders of Gerald Stevens or GSRI arising from the Merger. The Delaware Secretary of State is requested to mail a copy of any such process to GSRI at 301 East Las Olas Boulevard, Suite 300, Fort Lauderdale, Florida 33301, Attention: General Counsel.

     IN WITNESS WHEREOF, each of the parties hereto, pursuant to authority duly granted by their respective Board of Directors, has caused this Plan and Agreement of Merger to be executed, respectively, by its President and attested by its Secretary.

                                               GERALD STEVENS REINCORPORATION, INC.,
ATTEST:                                        a Florida Corporation

                                               By:
                                               Its: President
Secretary

                                               GERALD STEVENS, INC.,
ATTEST:                                        a Delaware Corporation

                                               By:
                                               Its: President
Secretary

                                   APPENDIX B
                     FORM OF CHARTER OF FLORIDA SUBSIDIARY

                           ARTICLES OF INCORPORATION

                                       OF

                              GERALD STEVENS, INC.
                             ---------------------

     The undersigned does hereby act as incorporator in adopting the following Articles of Incorporation for the purpose of organizing a corporation for profit, pursuant to the provisions of the Florida Business Corporation Act.

     FIRST:  The name of the corporation is GERALD STEVENS, INC.

     SECOND: The street address of the principal office of the Corporation is 301 East Las Olas Boulevard, Suite 300, Fort Lauderdale, Florida 33301.

     THIRD: The total number of shares that the Corporation is authorized to issue is Two Hundred Fifty Million (250,000,000) shares of Common Stock, par value $0.01 per share, and Six Hundred Thousand (600,000) shares of Preferred Stock, par value $10.00 per share.

     The Preferred Stock shall be issued in one or more series. The Board of Directors is hereby expressly authorized to issue the shares of Preferred Stock in such series and to fix from time to time before issuance the number of shares to be included in any series and the designation, relative rights, preferences and limitations of all shares of such series. The authority of the Board of Directors with respect to each series shall include, without limitation thereto, the determination of any or all of the following and the shares of each series may vary from the shares of any other series in the following respects:

     (a) The number of shares constituting such series and the designation thereof to distinguish the shares of such series from the shares of all other series;

     (b) The annual dividend rate on the shares of that series and whether such dividends shall be cumulative and, if cumulative, the date from which dividends shall accumulate;

     (c) The redemption price or prices for the particular series, if redeemable, and the terms and conditions of such redemption;

     (d) The preference, if any, of shares of such series in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation;

     (e) The voting rights, if any, in addition to the voting rights prescribed by law and the terms of exercise of such voting rights;

     (f) The right, if any, of shares of such series to be converted into shares of any other series or class and the terms and conditions of such conversion; and

     (g) Any other relative rights, preferences and limitations of that series.

     FOURTH: The amount of the authorized stock of the Corporation of any class or classes may be increased or decreased by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote.

     FIFTH: The street address of the initial registered office of the Corporation in the State of Florida is c/o Corporation Service Company, 1201 Hays Street, Tallahassee, Florida 32301.

     The name of the initial registered agent of the Corporation at the said registered office is Corporation Service Company.

     The written acceptance of the said initial registered agent, as required by the provisions of Section 607.0501(3) of the Florida Business Corporation Act, is set forth following the signature of the incorporator and is made a part of these Articles of Incorporation.

     SIXTH:  The name and the address of the incorporator are:

NAME                                                         ADDRESS
----                                                         -------
Jeffrey M. Mattson                       301 East Las Olas Boulevard, Suite 300
                                         Fort Lauderdale, Florida 33301

     SEVENTH: The purposes for which the Corporation is organized are as follows: To engage in any lawful business for which corporations may be organized under the Florida Business Corporation Act.

     EIGHTH:  The duration of the Corporation shall be perpetual.

     NINTH: No contract or transaction between the Corporation and one or more of its directors or officers or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the directors or officers are present at or participate in the meeting of the board or committee thereof which authorizes the contract or transaction, or solely because the directors or officers or their votes are counted for such purpose.

     TENTH: In furtherance and not in limitation of the power conferred upon the Board of Directors by law, the Board of Directors shall have power to make, adopt, alter, amend and repeal from time to time Bylaws of the Corporation, subject to the right of the stockholders to alter and repeal Bylaws made by the Board of Directors.

     ELEVENTH: To the maximum extent permitted by the Florida Business Corporation Act as the same exists or may hereafter be amended, no director of this Corporation shall be liable to the Corporation or its shareholders for monetary damages arising by reason of actions or omissions constituting a breach of fiduciary duty as a director.

     TWELFTH:  The Corporation expressly elects not to be governed by Section
607.0901 of the Florida Business Corporation Act.

     THIRTEENTH:  The Corporation expressly elects not to be governed by Section
607.0902 of the Florida Business Corporation Act.

Signed on December   , 1999.

                                          --------------------------------------
                                          Jeffrey M. Mattson, Incorporator

Having been named as registered agent and to accept service of process for the above-named corporation at the place designated in these Articles of Incorporation, I hereby accept the appointment as registered agent and agree to act in this capacity. I further agree to comply with the provisions of all statutes relating to the proper and complete performance of my duties, and I am familiar with and accept the obligations of my position as registered agent.

                                          CORPORATION SERVICE COMPANY

                                          By:

                                          Date:

                                   APPENDIX C
                   GERALD STEVENS, INC. STOCK INCENTIVE PLAN

     Gerald Stevens, Inc. (the "Company") hereby adopts this Gerald Stevens, Inc. 2000 Stock Option Plan (the "Plan"), the terms of which shall be as follows:

1. PURPOSE

     The Plan is intended to advance the interests of the Company by providing eligible individuals (as designated pursuant to Section 4 below) with an opportunity to acquire or increase a proprietary interest in the Company, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company and its subsidiaries, and will encourage such eligible individuals to remain in the employ of the Company or one or more of its subsidiaries. Each stock option granted under the Plan (an "Option") shall be an option that is not intended to constitute an "incentive stock option" ("Incentive Stock Option") within the meaning of Section 422 of the Internal Revenue Code of 1986, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time (the "Code"), unless such Option is granted to an employee of the Company or a "subsidiary corporation" (a "Subsidiary") thereof within the meaning of Section 424(f) of the Code and is specifically designated at the time of grant as being an Incentive Stock Option. Any Option so designated shall constitute an Incentive Stock Option only to the extent that it does not exceed the limitations set forth in Section 7 below.

2. ADMINISTRATION

     (a) Board. The Plan shall be administered by the Board of Directors of the Company (the "Board"), which shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan or any Option granted or Option Agreement (as defined in Section 8 below) entered into under the Plan and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting at which any issue relating to the Plan is properly raised for consideration or without a meeting by written consent of the Board executed in accordance with the Company's Certificate of Incorporation and Bylaws, and with applicable law. The interpretation and construction by the Board of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final and conclusive.

     (b) Committee. The Board may from time to time appoint a Stock Option Committee (the "Committee") consisting of not less than two members of the Board, none of whom shall be an officer or other salaried employee of the Company or any Subsidiary, and each of whom shall qualify in all respects as a "non-employee director" as defined in Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Exchange Act") and an "outside director" for purposes of Section 162(m) of the Code. The Board, in its sole discretion, may provide that the role of the Committee shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committee such powers and authorities related to the administration of the Plan, as set forth in Section 2(a) above, as the Board shall determine, consistent with the Certificate of Incorporation and Bylaws of the Company and applicable law. The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with the Company's Certificate of Incorporation and Bylaws, and with applicable law. The majority vote of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

     (c) No Liability. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder.

     (d) Delegation to the Committee. In the event that the Plan or any Option granted or Option Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in
Section 2(b) above. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final and conclusive.

3. STOCK

     The stock that may be issued pursuant to Options granted under the Plan shall be shares of common stock, $.01 par value, of the Company (the "Stock"), which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 3,000,000 shares, subject to adjustment as provided in Section 16 below; provided, however, the number of shares of Stock issuable pursuant to Options then outstanding (whether vested or not) shall not exceed 10 percent of the outstanding shares of Stock. If any Option expires, terminates, or is terminated or canceled for any reason prior to exercise in full, the shares of Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan.

4. ELIGIBILITY

     Options may be granted under the Plan to any employee, consultant or non-employee director of the Company, a Subsidiary or any other entity in which the Company has a significant equity or other interest as determined by the Committee (any other entity in which the Company has a significant equity or other interest as determined by the Committee referred to as an "Affiliate"). An individual may hold more than one Option, subject to such restrictions as are provided herein.

5. EFFECTIVE DATE AND TERM OF THE PLAN

     (a) Effective Date.  The Plan shall be effective as of January 1, 2000.

     (b) Term. The Plan shall terminate on the date 10 years from the effective date.

6. GRANT OF OPTIONS

     Subject to the terms and conditions of the Plan, the Board may, at any time and from time to time, prior to the date of termination of the Plan, grant to such eligible individuals as the Board may determine ("Optionees"), Options to purchase such number of shares of the Stock on such terms and conditions as the Board may determine. The date on which the Board approves the grant of an Option (or such later date as is specified by the Board) shall be considered the date on which such Option is granted. The Company shall not issue Options to an Optionee covering more than 150,000 shares in any one calendar year.

7. LIMITATION ON INCENTIVE STOCK OPTIONS

     An Option intended to constitute an Incentive Stock Option (and so designated at the time of grant) shall qualify as an Incentive Stock Option only to the extent that the aggregate fair market value (determined at the time the Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer corporation and its parent and subsidiary corporations within the meaning of Section 422(d) of the Code) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

8. OPTION AGREEMENTS

     All Options granted pursuant to the Plan shall be evidenced by written notification from the Company ("Option Agreements"), to be executed by the Company and by the Optionee, in such form or forms as the Board shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of the Plan.

9. EXERCISE PRICE

     The purchase price of each share of the Stock subject to an Option (the "Exercise Price") shall be fixed by the Board and stated in each Option Agreement, and shall be not less than 100 percent of the fair market value of a share of the Stock on the date the Option is granted (as determined in good faith by the Board); provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10 percent), the Exercise Price of an Option that is intended to be an Incentive Stock Option shall be not less than 110 percent of the fair market value of a share of Stock at the time such Option is granted. The fair market value of a share of Stock on any date of reference shall mean the "Closing Price" (as defined below) of the Stock on the business day immediately preceding such date, unless the Board or the Committee in its sole discretion shall determine otherwise. For the purpose of determining fair market value, the "Closing Price" of the Stock on any business day shall be (i) if the Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Stock on such system or, if sales prices are not reported, the mean between the closing high bid and low asked quotations for such day of Stock on such system, as reported in any newspaper of general circulation, or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Stock on at least five of the ten preceding days. If neither (i), (ii) or (iii) above is applicable, then fair market value shall be determined in good faith by the Committee or the Board, and the Committee or the Board may determine such fair market value as of any date that is not more than one year prior to the date for which such determination is being made.

10. TERM AND EXERCISE OF OPTIONS

     (a) Option Period. Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten years from the date such Option is granted, or on such date prior thereto as may be fixed by the Board and stated in the Option Agreement relating to such Option; provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10 percent), an Option granted to such Optionee that is intended to be an Incentive Stock Option shall in no event be exercisable after the expiration of five years from the date it is granted.

     (b) Vesting and Limitations on Exercise. Each Option shall become exercisable with respect to 25% of the total number of shares subject to the Option on the date that is 12 months after the date of its grant (the "Vesting Date") and with respect to an additional 25% of the number of such shares on each of the next three succeeding anniversaries of the Vesting Date; provided, however, that the Board may in its discretion provide that an Option may be exercised, in whole or in part, at any time and from time to time, over a period commencing on or after the date of grant and ending upon the expiration or termination of the Option, as the Board shall determine and set forth in the Option Agreement relating to such Option. Without limiting the foregoing, the Board, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Option may be exercised immediately upon grant or that it may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding; provided, however, that any vesting requirement or other such limitation on the exercise of an Option may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised.

     (c) Method of Exercise. An Option that is exercisable hereunder may be exercised by delivery to the Company on any business day, at its principal office (or to such other address that the Company notifies the Optionee), addressed to the attention of the Stock Option Administrator, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Exercise Price of the shares for which the Option is being exercised, except as provided below. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Exercise Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made
(i) in cash or in cash equivalents; (ii) in shares of Stock with a fair market value equal to the Exercise Price; or (iii) by delivering a written direction to the Company that the Option be exercised pursuant to a "cashless" exercise/sale procedure (pursuant to which funds to pay for exercise of the Option are delivered to the Company by a broker upon receipt of stock certificates from the Company) or a cashless exercise/loan procedure (pursuant to which the Optionees would obtain a margin loan from a broker to fund the exercise) through a licensed broker acceptable to the Company whereby the stock certificate or certificates for the shares of Stock for which the Option is exercised will be delivered to such broker as the agent for the individual exercising the Option and the broker will deliver to the Company cash (or cash equivalents acceptable to the Company) equal to the Exercise Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and other taxes that the Company, may, in its judgment, be required to withhold with respect to the exercise of the Option. Payment in full of the Exercise Price need not accompany the written notice of exercise if the Option is exercised pursuant to the cashless exercise/sale procedure described above. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing his ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option that is intended to be an Incentive Stock Option, which certificate or certificates shall not include any shares that were purchased pursuant to the exercise of an Option that is not an Incentive

Stock Option. An individual holding or exercising an Option shall have none of the rights of a shareholder until the shares of Stock covered thereby are fully paid and issued to him and, except as provided in Section 16 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

     (d) Restrictions on Transfer of Stock. If an Option is exercised before the date that is six months from the later of (i) the date of grant of the Option or (ii) the date of shareholder approval of the Plan and the sale of stock acquired pursuant to such exercise would subject the individual exercising the Option to liability under Section 16 of the Exchange Act, then such certificate or certificates shall bear a legend restricting the transfer of the Stock covered thereby until the expiration of six months from the later of the date specified in clause (i) above or the date specified in clause (ii) above.

11. TRANSFERABILITY OF OPTIONS

     No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution, except that, upon approval by the Board, the Optionee may transfer an Option that is not intended to constitute an Incentive Stock Option (a) pursuant to a qualified domestic relations order as defined for purposes of the Employee Retirement Income Security Act of 1974, as amended, or (b) by gift to a member of the "Family" (as defined below) of the Optionee, to or for the benefit of one or more organizations qualifying under Code Sections 501(c)(3) and 170(c)(2) (a "Charitable Organization") or to a trust for the exclusive benefit of the Optionee, one or more members of the Optionee's Family, one or more Charitable Organizations, or any combination of the foregoing, provided that any such transferee shall enter into a written agreement to be bound by the terms of the Option Agreement. For this purpose, "Family" shall mean the ancestors, spouse, siblings, spouses of siblings, lineal descendants and spouses of lineal descendants of the Optionee. During the lifetime of an Optionee to whom an Incentive Stock Option is granted, only such Optionee (or, in the event of legal incapacity or incompetence, the Optionee's guardian or legal representative) may exercise the Incentive Stock Option.

12. TERMINATION OF EMPLOYMENT OR SERVICE

     Upon an Optionee's termination of employment or other service with the Company, any Subsidiary or Affiliate, any Option that was not vested and exercisable on the date of the termination of such Optionee's employment or other service shall expire and be forfeited as of such date, and any Option that was vested and exercisable on the date of the termination of such Optionee's employment or other service shall expire and be forfeited as of such date, except that: (i) if any Optionee dies or has a "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), such Optionee's Option, to the extent vested and exercisable on the date of death or "permanent and total disability," shall expire 12 months after the date of his death or "permanent and total disability," but in no event after the termination of the Option pursuant to Section 10(a) above, and (ii) if any Optionee is terminated other than for "cause," such Optionee's Option, to the extent vested and exercisable on the date of termination, shall expire 90 days after the date of his termination, but in no event after the termination of the Option pursuant to
Section 10(a) above. Notwithstanding the foregoing provisions of this Section 12, the Board may provide, in its discretion, that following the termination of employment or service of an Optionee with the Company, or any Subsidiary or Affiliate, an Optionee may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 10(a) above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to
Section 10(b) above. Whether a leave of absence or leave on military or government service shall constitute a termination of employment of service with the Company, or any

Subsidiary or Affiliate, shall not be deemed to occur if the Optionee is immediately thereafter employed by or otherwise providing services to the Company, or any Subsidiary or Affiliate. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of this Plan shall be determined by the Board, which determination shall be final and conclusive. For the purposes of this Plan, "cause" shall mean
(i) an Optionee's theft or embezzlement, or attempted theft or embezzlement, of money or property of the Company, or any Subsidiary or Affiliate, an Optionee's perpetration or attempted perpetration of fraud, or an Optionee's participation in a fraud or attempted fraud on the Company, or any Subsidiary or Affiliate, or an Optionee's unauthorized appropriation of, or an Optionee's attempt to misappropriate, any tangible or intangible asset or property of the Company, or any Subsidiary or Affiliate, (ii) any act or acts of disloyalty, dishonesty, misconduct or moral turpitude by an Optionee materially injurious to the interest, property, operations, business or reputation of the Company, or any Subsidiary or Affiliate, or an Optionee's conviction of a crime the commission of which results in injury to the Company, or any Subsidiary or Affiliate, or
(iii) an Optionee's failure or inability (other than by reason of "permanent and total disability") to carry out effectively his duties and obligations to the Company, or any Subsidiary or Affiliate or to participate effectively and actively in the management of the Company, or any Subsidiary or Affiliate, as determined in the reasonable judgment of the Board and after an Optionee has been given notice by the Company, or any Subsidiary or Affiliate, and a reasonable opportunity to cure such failure or inability.

13. USE OF PROCEEDS

     The proceeds received by the Company from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

14. REQUIREMENTS OF LAW

     (a) Violations of Law. The Company shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

     (b) Compliance with Rule 16b-3. The intent of this Plan is to qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board, or the Committee acting on behalf of the Board, may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

15. AMENDMENT AND TERMINATION OF THE PLAN

     The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Options have not been granted; provided, however, that no amendment by the Board shall, without approval by a majority of the shares present and entitled to vote at a duly held meeting of the shareholders of the Company at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Certificate of Incorporation and Bylaws of the Company, change the requirements as to eligibility to receive Options that are intended to qualify as Incentive Stock Options, increase the maximum number of shares of Stock in the aggregate that may be sold pursuant to Options that are intended to qualify as Incentive Stock Options granted under the Plan (except as permitted under Section 16 hereof) or modify the Plan so that Options granted under the Plan could not satisfy the applicable requirements of Code Section 162(m). Except as permitted under
Section 16 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option, alter or impair rights or obligations under any Option theretofore granted under the Plan.

16. EFFECT OF CHANGES IN CAPITALIZATION

     (a) Recapitalization. If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, occurring after the effective date of the Plan, the number and kinds of shares for the purchase of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Option immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Exercise Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Exercise Price.

     (b) Reorganization in Which the Company Is the Surviving
Corporation. Subject to Subsection (c) hereof, if the Company shall be the surviving corporation in any reorganization, merger, or consolidation of the Company with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Exercise Price so that the aggregate Exercise Price thereafter shall be the same as the aggregate Exercise Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.

     (c) Dissolution or Liquidation; Reorganization in Which the Company Is Not the Surviving Corporation or Sale of Assets or Stock. Upon the dissolution or liquidation of the Company the Plan and all Options outstanding hereunder shall terminate. In the event of any termination of the Plan under this Section 16(c), each individual holding an Option shall have the right, immediately prior to the occurrence of such termination and during such reasonable period as the Board in its sole discretion shall determine and designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs and without regard to any vesting or other limitation on exercise imposed pursuant to Section 10(b) above. In connection with a merger, consolidation, reorganization or other business combination of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of all or substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) that results in any person or entity (or persons or entities acting as a group or otherwise in concert) owning more than 50 percent of the combined voting power of all classes of stock of the Company, the Company and the acquiring or surviving entity shall provide for the continuation of the Plan and the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices. The Board shall send prior written notice of the occurrence of an event described in this Section 16(c) to all individuals who hold Options not later than the time at which the Company gives notice to its shareholders that such event is proposed.

     (d) Adjustments. Adjustments under this Section 16 related to stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

     (e) No Limitations on Corporation. The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

17. DISCLAIMER OF RIGHTS

     No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ or service of the Company, any Subsidiary or Affiliate, or to interfere in any way with the right and authority of the Company, any Subsidiary or Affiliate either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Company, any Subsidiary or Affiliate.

18. NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights otherwise than under the Plan.

                                     * * *

                                REVOCABLE PROXY
                              GERALD STEVENS, INC.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                               FEBRUARY 14, 2000

    The undersigned appoints Adam D. Phillips and Albert J. Detz as agents to vote all shares of Common Stock of Gerald Stevens, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Sheraton Fort Lauderdale, Airport Hotel, Paramount Ballroom, Fort Lauderdale, Florida, on Monday, February 14, 2000, at 10:00 a.m., Eastern Time, and at any adjournments. As more fully described in the Proxy Statement for the meeting, such persons (or their substitutes) are directed to vote as indicated on this card and are authorized to vote in their discretion upon any other business that properly comes before the meeting.

OUR BOARD OF DIRECTORS IS SOLICITING THIS PROXY.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.

1.  Election of directors:

    For all nominees listed (except as marked to the contrary):

                   [ ]  FOR   [ ]  WITHHOLD  [ ]  FOR ALL EXCEPT

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and strike through any withheld nominee's name below.

Steven R. Berrard       Robert L. Johnson       Adam D. Phillips        Kenneth Royer
Gerald R. Geddis        Ruth M. Owades          Kenneth G. Puttick      Andrew W. Williams

2.  Approval of the Reincorporation in Florida.

                   [ ]  FOR       [ ]  AGAINST      [ ]  ABSTAIN

3.  Approval of the 2000 Stock Option Plan.

                   [ ]  FOR       [ ]  AGAINST      [ ]  ABSTAIN

4.  Approval of the selection of Arthur Andersen LLP as independent accountants.

                   [ ]  FOR       [ ]  AGAINST      [ ]  ABSTAIN

IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

------------------------------------------------------------
Date

------------------------------------------------------------
Stockholder signature

------------------------------------------------------------
Signature of Co-stockholder (if any)

Please detach this proxy card and sign, date and mail it in the postage-paid envelope provided.

The above-signed stockholder acknowledges receipt from Gerald Stevens, Inc., prior to the execution of this proxy, of a notice of the meeting, a proxy
statement dated January   , 2000 and the 1999 Annual Report to Stockholders.

Please sign exactly as your name appears on this card. When signing on behalf of a corporation, estate, trust or another stockholder, please give such entity's full name and your full title.

                              PLEASE ACT PROMPTLY.
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY.